UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-10221

 ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    November 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Global Value Fund

Annual Report

November 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



January 25, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Value Fund (the "Fund") for the annual reporting period ended November 30, 2006.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended November 30, 2006.

The Fund outperformed its benchmark, the MSCI World Index, for the six- and 12-month periods ended November 30, 2006 due largely to strong security selection. For the 12-month period, stock selection in the industrial commodities, consumer staples and consumer cyclicals sectors significantly added to the Fund's relative return. Telecommunications and construction and housing security selection detracted from relative Fund performance during the same period.

For the six-month period, the Fund's performance was helped by stock selection in the consumer staples, transportation and consumer cyclicals sectors. Security selection in the telecommunications, capital equipment and technology/electronics sectors detracted from the Fund's performance for the six-month period.

Market Review and Investment Strategy

Global equity markets extended their rally during the period under review amid a supportive economic outlook, robust corporate earnings and booming mergers and acquisition activity. For the 12-month period ended November 30, 2006, the best-performing sectors were utilities, telecommunications and construction stocks. Utilities and telecommunications stocks were buoyed by consolidation in those sectors. All three sectors benefited from relief that interest rates did not move sharply higher. The laggards were medical and technology stocks. The medical sector was weighed down by worries about generic drug competition and the disappointing results of new drug trials. The technology sector suffered from disappointing information technology spending.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 1


The Fund's Global Value Investment Policy Group (the "Group") continues to find attractive opportunities in many of the same sectors as earlier in the reporting period. The Group continues to use fundamental and quantitative tools to find many companies attractively valued, such as those in the finance, industrial commodities, capital equipment and emerging markets areas.


2 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals [Luxembourg holding companies] who do not benefit from double taxation treaties).

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund's assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED NOVEMBER 30, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Value Fund
  Class A                                              11.54%        26.37%
  Class B                                              11.17%        25.42%
  Class C                                              11.15%        25.55%
  Advisor Class*                                       11.77%        26.80%
  Class R*                                             11.39%        26.01%
  Class K*                                             11.54%        26.29%
  Class I*                                             11.73%        26.79%
MSCI World Index                                       10.92%        20.28%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/06

AllianceBernstein Global Value Fund Class A: $17,875
MSCI World Index: $15,128

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        AllianceBernstein Global
                           Value Fund Class A           MSCI World Index
-------------------------------------------------------------------------------
        3/29/01*                $  9,575                    $ 10,000
       11/30/01                 $  9,230                    $  9,539
       11/30/02                 $  8,206                    $  8,082
       11/30/03                 $ 10,146                    $  9,632
       11/30/04                 $ 12,285                    $ 11,310
       11/30/05                 $ 14,139                    $ 12,577
       11/30/06                 $ 17,875                    $ 15,128

*  Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/06) as compared to the performance of the Fund's benchmark, the MSCI World Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             26.37%         20.96%
5 Years                            14.12%         13.13%
Since Inception*                   11.62%         10.78%

Class B Shares
1 Year                             25.42%         21.42%
5 Years                            13.32%         13.32%
Since Inception*                   10.83%         10.83%

Class C Shares
1 Year                             25.55%         24.55%
5 Years                            13.31%         13.31%
Since Inception*                   10.86%         10.86%

Advisor Class Shares+
1 Year                             26.80%         26.80%
5 Years                            14.45%         14.45%
Since Inception*                   11.93%         11.93%

Class R Shares+
1 Year                             26.01%         26.01%
Since Inception*                   18.89%         18.89%

Class K Shares+
1 Year                             26.29%         26.29%
Since Inception*                   19.14%         19.14%

Class I Shares+
1 Year                             26.79%         26.79%
Since Inception*                   19.51%         19.51%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            21.45%
5 Years                                           13.62%
Since Inception*                                  11.28%

Class B Shares
1 Year                                            21.93%
5 Years                                           13.81%
Since Inception*                                  11.31%

Class C Shares
1 Year                                            24.97%
5 Years                                           13.80%
Since Inception*                                  11.34%

Advisor Class Shares+
1 Year                                            27.26%
5 Years                                           14.93%
Since Inception*                                  12.41%

Class R Shares+
1 Year                                            26.52%
Since Inception*                                  20.14%

Class K Shares+
1 Year                                            26.70%
Since Inception*                                  20.37%

Class I Shares+
1 Year                                            27.30%
Since Inception*                                  20.78%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                          Ending
                      Account Value                    Account Value                  Expenses Paid
                      June 1, 2006                   November 30, 2005                During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**       Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,115.41        $1,018.50          $ 6.95         $ 6.63
Class B        $1,000          $1,000         $1,111.72        $1,014.84          $10.80         $10.30
Class C        $1,000          $1,000         $1,111.49        $1,014.94          $10.69         $10.20
Advisor
  Class        $1,000          $1,000         $1,117.68        $1,020.00          $ 5.36         $ 5.11
Class R        $1,000          $1,000         $1,113.94        $1,017.00          $ 8.53         $ 8.14
Class K        $1,000          $1,000         $1,115.41        $1,018.00          $ 7.48         $ 7.13
Class I        $1,000          $1,000         $1,117.34        $1,020.05          $ 5.31         $ 5.06

* Expenses are equal to the classes' annualized expense ratios of 1.31%, 2.04%, 2.02%, 1.01%, 1.61%, 1.41% and 1.00%, respectively, multiplied by the average account value over the
period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 7


PORTFOLIO SUMMARY
November 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $360.9


SECTOR BREAKDOWN*
[ ]  33.1%   Financial                            [PIE CHART OMITTED]
[ ]  10.2%   Capital Equipment
[ ]  10.1%   Energy
[ ]  10.1%   Industrial Commodities
[ ]   8.0%   Technology
[ ]   7.8%   Consumer Staples
[ ]   5.3%   Consumer Cyclicals
[ ]   4.5%   Medical
[ ]   3.2%   Transportation
[ ]   3.1%   Telecommunications
[ ]   2.4%   Utilities
[ ]   1.1%   Construction & Housing

[ ]   1.1%   Short-Term


COUNTRY BREAKDOWN*
[ ]  38.0%   United States                        [PIE CHART OMITTED]
[ ]  11.5%   Japan
[ ]  10.7%   United Kingdom
[ ]   8.0%   Germany
[ ]   7.5%   France
[ ]   2.9%   Netherlands
[ ]   2.8%   Canada
[ ]   2.0%   South Korea
[ ]   1.6%   Italy
[ ]   1.5%   Brazil
[ ]   1.5%   Taiwan
[ ]   1.4%   Switzerland
[ ]   1.3%   Spain
[ ]   1.3%   Australia
[ ]   1.1%   Bermuda
[ ]   5.8%   Other

[ ]   1.1%   Short Term


* All data are as of November 30, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.1% weightings in the following countries: Austria, Belgium, Cayman Islands, China, Hong Kong, Hungary, India, Israel, Singapore, South Africa and Thailand.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


TEN LARGEST HOLDINGS
November 30, 2006

Ten Largest Holdings

                                                                    Percent of
Company                                         U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft AG                               $  7,429,567            2.1%
General Electric Co.                               6,600,888            1.8
Bank of America                                    6,500,234            1.8
Renault                                            6,276,360            1.8
ING Groep                                          6,261,801            1.7
JPMorgan Chase & Co.                               6,229,288            1.7
Citigroup, Inc.                                    6,168,996            1.7
Pfizer, Inc.                                       6,034,055            1.7
Total SA                                           5,666,080            1.6
Chevron                                            5,510,784            1.5
                                                $ 62,678,053           17.4%


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 9


PORTFOLIO OF INVESTMENTS
November 30, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.6%

Financial-32.5%
Banking-16.8%
Bank Hapoalim BM                                      204,400     $     986,769
Bank Leumi Le-Israel                                  217,500           876,294
Bank of America Corp.                                 120,710         6,500,234
BNP Paribas SA                                         41,800         4,515,764
Citigroup, Inc.                                       124,400         6,168,996
Credit Suisse Group(a)                                 72,900         4,834,745
Federal Home Loan Mortgage Corp.                       72,500         4,869,100
Federal National Mortgage Association                  74,400         4,243,032
Fortis                                                 94,000         3,838,565
HBOS PLC                                              200,070         4,097,127
Industrial Bank Of Korea                               31,400           569,703
JPMorgan Chase & Co.                                  134,600         6,229,288
Kookmin Bank                                            7,000           546,551
Royal Bank of Scotland Group PLC                      116,700         4,234,707
Standard Bank Group Ltd.                               57,300           704,445
State Bank of India Ltd. (GDR)                         17,830         1,257,015
Sumitomo Mitsui Financial Group, Inc.                     439         4,606,895
Wachovia Corp.                                         29,900         1,620,281
                                                                  -------------
                                                                     60,699,511
Financial Services-3.7%
Goldman Sachs Group, Inc.                              11,900         2,318,120
MBIA, Inc.                                              6,383           444,576
Merrill Lynch & Co., Inc.                              53,300         4,660,019
ORIX Corp.                                             18,900         5,132,420
Unibanco-Uniao de Bancos Brasileiros
  SA (ADR)                                              9,600           812,832
                                                                  -------------
                                                                     13,367,967
Insurance-12.0%
American International Group, Inc.                     50,400         3,544,128
Aviva PLC                                             306,191         4,749,305
Chubb Corp.                                            29,600         1,532,096
Fondiaria-Sai SpA                                      51,000         2,349,084
Friends Provident PLC                                 681,650         2,796,121
Genworth Financial, Inc.-Class A                       60,200         1,974,560
Hartford Financial Services Group, Inc.                18,700         1,603,712
ING Canada, Inc.                                       31,338         1,495,487
ING Groep NV                                          146,500         6,261,801
Metlife, Inc.                                          49,100         2,883,643
Muenchener Rueckversicherungs AG                       45,571         7,429,567
PartnerRe, Ltd.                                        15,200         1,059,744
Sanlam, Ltd.                                          292,050           726,566
The St Paul Travelers Cos, Inc.                        34,730         1,799,361
XL Capital Ltd.- Class A                               43,400         3,086,608
                                                                  -------------
                                                                     43,291,783
                                                                  -------------
                                                                    117,359,261


10 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-10.0%
Aerospace & Defense-1.9%
BAE Systems PLC                                       231,000     $   1,761,963
Boeing Co.                                             20,200         1,788,306
European Aeronautic Defence & Space Co., NV           114,920         3,394,715
                                                                  -------------
                                                                      6,944,984
Automobiles-5.3%
Continental AG                                         47,700         5,422,824
Honda Motor Co. Ltd.                                   46,000         1,619,891
Hyundai Mobis                                           6,440           597,886
Renault SA                                             52,200         6,276,360
Toyota Motor Corp.                                     87,800         5,272,345
                                                                  -------------
                                                                     19,189,306
Machinery & Engineering-0.5%
Sumitomo Heavy Industries Ltd.                        197,000         1,937,990

Multi-Industry-2.3%
General Electric Co.                                  187,100         6,600,888
Textron, Inc.                                          15,400         1,500,730
                                                                  -------------
                                                                      8,101,618
                                                                  -------------
                                                                     36,173,898
Energy-9.9%
Energy Sources-9.9%
BP PLC                                                116,400         1,320,237
Canadian Natural Resources Ltd.                         7,800           422,766
Chevron Corp.                                          76,200         5,510,784
China Petroleum & Chemical Corp.-Class H              836,000           664,651
ConocoPhillips                                         41,050         2,762,665
ENI SpA                                                98,950         3,252,135
Husky Energy, Inc.                                     32,400         2,223,360
MOL Hungarian Oil and Gas PLC                          17,500         1,966,597
Nexen, Inc.                                            37,734         2,066,028
OMV AG                                                 24,000         1,291,154
PetroChina Co., Ltd.-Class H                          746,000           953,914
Petroleo Brasileiro SA (ADR)                           25,200         2,139,480
PTT PCL                                                88,500           562,139
Repsol YPF SA                                         132,100         4,755,095
Total SA                                               79,500         5,666,080
                                                                  -------------
                                                                     35,557,085
Industrial Commodities-9.6%
Chemicals-2.4%
BASF AG                                                56,700         5,237,802
Hanwha Chem Corp.                                      35,200           441,527
Mitsui Chemicals, Inc.                                405,000         2,999,218
                                                                  -------------
                                                                      8,678,547
Forest & Paper-0.2%
Smurfit-Stone Container Corp.(b)                       77,400           830,502


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Metal - Nonferrous-2.5%
Tektronix, Inc.-Class B                                18,200     $   1,371,315
Xstrata PLC                                            98,140         4,414,097
Zinifex Ltd.                                          234,900         3,141,005
                                                                  -------------
                                                                      8,926,417
Metal - Steel-4.5%
China Steel Corp. (GDR)                                20,604           416,201
Gerdau SA (ADR)                                        73,800         1,162,350
Hyundai Steel Co.                                      26,590           989,443
IPSCO, Inc.                                            23,547         2,402,019
JFE Holdings, Inc.                                    117,700         5,405,928
Mittal Steel Co. NV (Euronext Paris)                   36,422         1,500,124
Mittal Steel Co. NV (Euronext Amsterdam)               60,000         2,477,853
POSCO                                                   5,400         1,697,908
                                                                  -------------
                                                                     16,051,826
                                                                  -------------
                                                                     34,487,292
Consumer Staples-7.7%
Beverages & Tobacco-2.9%
Altria Group, Inc.                                     61,750         5,199,967
Japan Tobacco, Inc.                                       965         4,260,984
PepsiCo, Inc.                                          14,000           867,580
                                                                  -------------
                                                                     10,328,531
Food & Household Products-4.8%
Clorox Co.                                             12,000           768,000
J Sainsbury PLC                                       526,100         4,138,585
Kellogg Co.                                            56,700         2,822,526
Kroger Co.                                            134,200         2,879,932
Safeway, Inc.                                         126,700         3,903,627
Sara Lee Corp.                                        173,000         2,868,340
                                                                  -------------
                                                                     17,381,010
                                                                  -------------
                                                                     27,709,541
Technology/Electronics-7.7%
Data Processing-4.6%
Accenture Ltd.-Class A                                 85,600         2,884,720
Canon, Inc.                                            32,500         1,709,351
Electronic Data Systems Corp.                         140,600         3,815,884
International Business Machines Corp.                  48,000         4,412,160
Microsoft Corp.                                       124,100         3,639,853
                                                                  -------------
                                                                     16,461,968
Electrical & Electronics-0.3%
Compal Electronics, Inc. (GDR)                        154,608           688,006
Compal Electronics, Inc.                              272,926           250,902
Siliconware Precision Industries Co.                  187,000           298,793
                                                                  -------------
                                                                      1,237,701


12 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-2.8%
AU Optronics Corp.                                    822,000     $   1,106,736
CMC Magnetics Corp.(b)                                731,000           248,253
Flextronics International Ltd.(b)                     133,500         1,501,875
LG.Philips LCD Co. Ltd.(b)                             14,400           447,858
Samsung Electronics Co. Ltd.                            1,500         1,028,062
Sharp Corp.                                           207,000         3,470,178
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                           93,410         1,004,157
United Microelectronics Corp.                       1,687,000         1,108,126
                                                                  -------------
                                                                      9,915,245
                                                                  -------------
                                                                     27,614,914
Consumer Cyclical-5.2%
Appliances & Household Durables-0.5%
Black & Decker Corp.                                   19,700         1,691,836

Broadcasting & Publishing-2.9%
CBS Corp.-Class B                                     149,100         4,435,725
Comcast Corp.-Special-Class A(b)                       43,400         1,748,152
Time Warner, Inc.                                     217,000         4,370,380
                                                                  -------------
                                                                     10,554,257
Leisure & Tourism-0.9%
McDonald's Corp.                                       37,900         1,590,663
TUI AG                                                 76,800         1,620,471
                                                                  -------------
                                                                      3,211,134
Merchandising-0.9%
Office Depot, Inc.(b)                                  42,000         1,590,120
Target Corp.                                           31,900         1,853,071
                                                                  -------------
                                                                      3,443,191
                                                                  -------------
                                                                     18,900,418
Medical-4.5%
Health & Personal Care-4.5%
AstraZeneca PLC                                        61,300         3,555,782
Merck & Co. Inc.                                       61,800         2,750,718
Pfizer, Inc.                                          219,500         6,034,055
Sanofi-Aventis                                         42,361         3,731,740
                                                                  -------------
                                                                     16,072,295
Transportation-3.1%
Transportation - Airlines-2.3%
Air France-KLM                                         70,300         2,811,939
Deutsche Lufthansa AG                                 157,000         3,915,923
Macquarie Airports Management Ltd.                    572,000         1,599,982
                                                                  -------------
                                                                      8,327,844
Transportation - Shipping-0.8%
Mitsui OSK Lines Ltd.                                 334,000         3,047,127
                                                                  -------------
                                                                     11,374,971


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 13


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications-3.0%
Telecommunications-3.0%
China Netcom Group Corp Ltd.                          466,000     $     927,177
Sprint Corp.                                          229,300         4,473,643
Vodafone Group PLC                                  2,074,912         5,500,794
                                                                  -------------
                                                                     10,901,614
Utilities-2.3%
Utility (Electric & Gas)-2.3%
American Electric Power Co., Inc.                      28,550         1,185,111
E.ON AG                                                37,700         4,850,514
Entergy Corp.                                          25,800         2,356,056
                                                                  -------------
                                                                      8,391,681
Construction & Housing-1.1%
Construction & Housing-0.8%
George Wimpey PLC                                      60,000           653,775
Leopalace21 Corp.                                      40,400         1,352,515
Taylor Woodrow PLC                                    100,000           769,306
                                                                  -------------
                                                                      2,775,596
Real Estate-0.3%
Sino Land Co.                                         610,869         1,146,317
                                                                  -------------
                                                                      3,921,913
Total Common Stocks
  (cost $270,012,588)                                               348,464,883

PREFERRED STOCKS-0.6%
Industrial Commodities-0.4%
Metal - Steel-0.4%
Usinas Siderurgicas de Minas Gerais SA                 38,300         1,294,063

Technology-0.2%
Electronic Components & Instruments-0.2%
Samsung Electronics Co. Ltd.                            1,300           698,076

Total Preferred Stocks
  (cost $1,221,738)                                                   1,992,139

SHORT-TERM INVESTMENT-1.0%
Time Deposit-1.0%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $3,758,000)                                    $3,758         3,758,000

Total Investments-98.2%
  (cost $274,992,326)                                               354,215,022
Other assets less liabilities-1.8%                                    6,660,067

Net Assets-100.0%                                                 $ 360,875,089


14 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                 Value at      Unrealized
                      Number of    Expiration      Original    November 30,   Appreciation/
        Type          Contracts       Month         Value          2006      (Depreciation)
--------------------------------------------------------------------------------------------
Purchased Contracts
JPY Topix Index          14       December 2006   $1,967,777   $1,943,588       $(24,189)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                   U.S. $
                    Contract      Value on    U.S. $ Value at     Unrealized
                     Amount     Origination     November 30,     Appreciation/
                      (000)         Date           2006         (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
Swiss Franc
settling 12/15/06     2,661     $2,143,893      $2,223,630        $(79,737)


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $4,834,745.

(b)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 15


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

Assets
Investments in securities, at value (cost $274,992,326)        $ 354,215,022
Cash                                                                     461
Foreign cash, at value (cost $4,011,817)                           4,055,050(a)
Receivable for investment securities sold                          1,700,950
Receivable for shares of beneficial interest sold                  1,104,957
Dividends and interest receivable                                    854,450
Receivable for variation margin on futures contracts                  33,536
Total assets                                                     361,964,426

Liabilities
Payable for shares of beneficial interest redeemed                   543,104
Advisory fee payable                                                 217,739
Unrealized depreciation of forward currency exchange
  contracts                                                           79,737
Distribution fee payable                                              54,583
Administrative fee payable                                            45,126
Payable for investment securities purchased                           18,380
Transfer Agent fee payable                                            17,889
Accrued expenses                                                     112,779
Total liabilities                                                  1,089,337
Net Assets                                                     $ 360,875,089

Composition of Net Assets
Paid-in capital                                                $ 247,035,506
Undistributed net investment income                                4,221,197
Accumulated net realized gain on investment
  and foreign currency transactions                               30,468,650
Net unrealized appreciation of investments
  and foreign currency denominated assets
  and liabilities                                                 79,149,736
                                                               $ 360,875,089


Net Asset Value Per Share--unlimited shares authorized, without par value

                                           Shares          Net Asset
Class               Net Assets          Outstanding          Value
-----------------------------------------------------------------------
A                 $  67,101,987          4,012,629          $16.72*
B                 $  27,368,368          1,666,284          $16.42
C                 $  19,438,890          1,181,716          $16.45
Advisor           $ 203,212,236         12,089,797          $16.81
R                 $   3,596,119            216,421          $16.62
K                 $     591,831             35,404          $16.72
I                 $  39,565,658          2,360,710          $16.76


* The maximum offering price per share for Class A shares was $17.46 which reflects a sales charge of 4.25%

(a) An amount equivalent to U.S. $64,101 has been segregated to collateralize margin requirements for the open futures contracts outstanding at November 30, 2006.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income
Dividends (net of foreign taxes
  withheld of $513,956)                       $   7,813,691
Interest                                            300,875    $   8,114,566

Expenses
Advisory fee                                      2,228,828
Distribution fee--Class A                           140,237
Distribution fee--Class B                           208,104
Distribution fee--Class C                           129,782
Distribution fee--Class R                             9,143
Distribution fee--Class K                               272
Transfer agency--Class A                             32,661
Transfer agency--Class B                             19,597
Transfer agency--Class C                              9,445
Transfer agency--Advisor Class                      128,813
Transfer agency--Class R                              2,704
Transfer agency--Class K                                206
Transfer agency--Class I                             16,943
Custodian                                           277,763
Registration fees                                    89,587
Administrative                                       87,750
Audit                                                52,378
Legal                                                49,569
Trustees' fees                                       34,353
Printing                                             15,068
Miscellaneous                                        19,468
Total expenses                                    3,552,671
Less: expense offset arrangement
  (see Note B)                                       (5,422)
Net expenses                                                       3,547,249
Net investment income                                              4,567,317

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                         30,884,863
  Futures contracts                                                   43,455
  Foreign currency transactions                                     (230,882)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     33,990,813(a)
  Futures contracts                                                  (34,008)
  Foreign currency denominated assets
    and liabilities                                                  (13,337)
Net gain on investment and foreign
  currency transactions                                           64,640,904

Net Increase in Net Assets
  from Operations                                              $  69,208,221


(a)  Net of change in accrued foreign capital gains taxes of $6,320.

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2006             2005
                                                --------------   --------------
Increase in Net Assets
from Operations
Net investment income                           $    4,567,317   $    2,585,794
Net realized gain on investment
  and foreign currency transactions                 30,697,436        9,084,444
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            33,943,468       16,822,220
Net increase in net assets from
  operations                                        69,208,221       28,492,458

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (356,082)        (303,807)
  Class B                                              (79,058)         (69,105)
  Class C                                              (42,764)         (40,850)
  Advisor Class                                     (1,908,003)      (1,965,868)
  Class R                                               (4,798)              -0-
  Class K                                                 (110)              -0-
  Class I                                             (354,939)              -0-
Net realized gain on investment transactions
  Class A                                           (1,328,229)        (778,506)
  Class B                                             (625,278)        (307,964)
  Class C                                             (338,222)        (182,048)
  Advisor Class                                     (5,691,847)      (4,219,018)
  Class R                                              (14,563)              -0-
  Class K                                                 (409)              -0-
  Class I                                           (1,006,947)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                        59,913,543       53,408,737
Total increase                                     117,370,515       74,034,029

Net Assets
Beginning of period                                243,504,574      169,470,545
End of period (including undistributed net
  investment income of $4,221,197 and
  $2,253,397, respectively)                     $  360,875,089   $  243,504,574


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold with an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 19


at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.


20 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 21


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and
1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2006, there was no such reimbursement.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2006, such fees amounted to $87,750.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $98,625 for the year ended November 30, 2006.

For the year ended November 30, 2006, the Fund's expenses were reduced by $5,422 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,249 from the sale of Class A shares and received $1,793, $11,521 and $1,299 in contingent deferred sales charges imposed upon redemp-


22 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


tions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006 amounted to $190,351, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $385,656, $392,416, $29,475 and $1,538 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  131,511,405   $   84,915,020
U.S. government securities                                  -0-              -0-


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 23


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                             $  277,046,027
Gross unrealized appreciation                                    $   79,733,116
Gross unrealized depreciation                                        (2,564,121)
Net unrealized appreciation                                      $   77,168,995

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise


24 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

                                Shares                       Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,195,489     1,164,834   $  33,628,118   $  14,838,260
Shares issued in
  reinvestment of
  dividends and
  distributions          116,118        84,047       1,591,977       1,033,775
Shares converted
  from Class B            76,260        34,430       1,169,198         445,625
Shares redeemed         (872,405)     (652,098)    (13,150,178)     (8,414,676)
Net increase           1,515,462       631,213   $  23,239,115   $   7,902,984

Class B
Shares sold              765,161       664,913   $  11,457,770   $   8,396,219
Shares issued in
  reinvestment of
  dividends and
  distributions           41,502        25,182         562,771         306,966
Shares converted
  to Class A             (77,434)      (34,838)     (1,169,198)       (445,625)
Shares redeemed         (247,746)     (194,054)     (3,663,044)     (2,445,923)
Net increase             481,483       461,203   $   7,188,299   $   5,811,637

Class C
Shares sold              679,155       341,931   $  10,245,451   $   4,375,657
Shares issued in
  reinvestment of
  dividends and
  distributions           22,052         13826         299,466         168,817
Shares redeemed         (151,888)     (142,072)     (2,253,265)     (1,808,874)
Net increase             549,319       213,685   $   8,291,652   $   2,735,600


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 25


                                Shares                       Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            2,703,444     2,259,644   $  39,883,736   $  28,567,356
Shares issued in
  reinvestment of
  dividends and
  distributions          551,387       501,191       7,576,055       6,174,678
Shares redeemed       (2,426,664)   (1,903,791)    (36,335,172)    (24,782,370)
Net increase             828,167       857,044   $  11,124,619   $   9,959,664


                                      March 1,                       March 1,
                      Year Ended    2005(a) to     Year Ended       2005(a) to
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold              215,650        27,873   $   3,240,945   $     382,704
Shares issued in
  reinvestment of
  dividends and
  distributions            1,378            -0-         18,821              -0-
Shares redeemed          (26,905)       (1,575)       (402,645)        (21,542)
Net increase             190,123        26,298   $   2,857,121   $     361,162

Class K
Shares sold               34,642           783   $     555,852   $      10,100
Shares issued
  in reinvestment of
  dividends and
  distributions               -0-(b)        -0-  $           2              -0-
Shares redeemed              (21)           -0-           (343)             -0-
Net increase              34,621           783   $     555,511   $      10,100

Class I
Shares sold              413,452     1,930,492   $   6,480,886   $  26,663,553
Shares issued in
  reinvestment of
  dividends and
  distributions           99,368            -0-      1,361,339              -0-
Shares redeemed          (79,993)       (2,609)     (1,184,999)        (35,963)
Net increase             432,827     1,927,883   $   6,657,226   $  26,627,590


(a)  Commencement of distributions.

(b)  Share amount is less than one full share.


26 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include change in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.

NOTE H

Distribution toShareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    2,952,752   $    2,379,630
  Long term capital gains                        8,798,497        5,487,536
Total taxable distributions                     11,751,249        7,867,166
Total distributions paid                    $   11,751,249   $    7,867,166


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 27


As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    7,934,555
Undistributed long-term capital gains                            28,729,256
Unrealized appreciation/(depreciation)                           77,175,772(a)
Total accumulated earnings/(deficit)                         $  113,839,583

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, and the tax treatment of passive foreign investment companies resulted in a net increase in undistributed net investment income and a decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


28 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 29


courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed


30 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substan-


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 31


tially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


32 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class A
                                      -----------------------------------------------------------------
                                                            Year Ended November 30,
                                      -----------------------------------------------------------------
                                          2006         2005          2004         2003         2002
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $13.87       $12.61       $10.52          $8.57        $9.64

Income From Investment
  Operations
Net investment income(a)                   .21          .15(b)       .11(b)(c)      .10(b)       .05(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            3.30         1.68         2.09           1.91        (1.12)
Net increase (decrease) in
  net asset value from
  operations                              3.51         1.83         2.20           2.01        (1.07)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.14)        (.16)        (.11)          (.06)          -0-
Distributions from net realized
  gain on investment
  transactions                            (.52)        (.41)          -0-            -0-          -0-
Total distributions                       (.66)        (.57)        (.11)          (.06)          -0-
Net asset value,
  end of period                         $16.72       $13.87       $12.61         $10.52        $8.57

Total Return
Total investment return based
  on net asset value(d)                  26.37%       15.09%       21.09%         23.64%      (11.10)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $67,102      $34,632      $23,536        $16,298       $8,892
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.33%(e)     1.45%        1.41%          1.50%        1.76%
  Expenses, before waivers/
    reimbursements                        1.33%(e)     1.46%        1.65%          1.89%        2.59%
  Net investment income                   1.39%(e)     1.17%(b)      .97%(b)(c)    1.05%(b)      .56%(b)
Portfolio turnover rate                     29%          25%          38%            29%          28%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class B
                                      ------------------------------------------------------------------
                                                            Year Ended November 30,
                                      ------------------------------------------------------------------
                                          2006         2005          2004          2003         2002
                                      -----------  -----------  --------------  -----------  -----------
Net asset value,
  beginning of period                   $13.66       $12.45       $10.39          $8.47        $9.59

Income From Investment
  Operations
Net investment income
  (loss)(a)                                .10          .05(b)       .03(b)(c)      .03(b)      (.01)(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            3.25         1.66         2.07           1.90        (1.11)
Net increase (decrease) in
  net asset value from
  operations                              3.35         1.71         2.10           1.93        (1.12)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.07)        (.09)        (.04)          (.01)          -0-
Distributions from net realized
  gain on investment
  transactions                            (.52)        (.41)          -0-            -0-          -0-
Total distributions                       (.59)        (.50)        (.04)          (.01)          -0-
Net asset value,
  end of period                         $16.42       $13.66       $12.45         $10.39        $8.47

Total Return
Total investment return based
  on net asset value(d)                  25.42%       14.24%       20.22%         22.82%      (11.68)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $27,368      $16,180       $9,007         $5,585       $3,673
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.05%(e)     2.19%        2.15%          2.20%        2.45%
  Expenses, before waivers/
    reimbursements                        2.05%(e)     2.20%        2.39%          2.64%        3.29%
  Net investment income
    (loss)                                 .67%(e)      .38%(b)      .23%(b)(c)     .38%(b)     (.09)%(b)
Portfolio turnover rate                     29%          25%          38%            29%          28%


See footnote summary on page 39.


34 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class C
                                      -----------------------------------------------------------------
                                                            Year Ended November 30,
                                      -----------------------------------------------------------------
                                          2006         2005          2004         2003         2002
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $13.67       $12.46       $10.40          $8.48        $9.61

Income From Investment
  Operations
Net investment income(a)                   .11          .05(b)       .03(b)(c)      .04(b)        -0-(b)(f)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            3.26         1.66         2.07           1.89        (1.13)
Net increase (decrease) in
  net asset value from
  operations                              3.37         1.71         2.10           1.93        (1.13)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.07)        (.09)        (.04)          (.01)          -0-
Distributions from net realized
  gain on investment
  transactions                            (.52)        (.41)          -0-            -0-          -0-
Total distributions                       (.59)        (.50)        (.04)          (.01)          -0-
Net asset value,
  end of period                         $16.45       $13.67       $12.46         $10.40        $8.48

Total Return
Total investment return based
  on net asset value(d)                  25.55%       14.22%       20.20%         22.79%      (11.76)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $19,439       $8,648       $5,218         $3,317       $2,129
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.03%(e)     2.16%        2.12%          2.20%        2.40%
  Expenses, before waivers/
    reimbursements                        2.03%(e)     2.18%        2.36%          2.60%        3.16%
  Net investment income                    .71%(e)      .42%(b)      .26%(b)(c)     .39%(b)       -0-(b)(g)
Portfolio turnover rate                     29%          25%          38%            29%          28%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                Advisor Class
                                      -----------------------------------------------------------------
                                                           Year Ended November 30,
                                      -----------------------------------------------------------------
                                          2006         2005          2004         2003         2002
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $13.93       $12.66       $10.56           $8.60        $9.65

Income From Investment
  Operations
Net investment income(a)                   .26          .19(b)       .14(b)(c)       .13(b)       .12(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            3.32         1.68         2.10            1.91        (1.17)
Net increase (decrease) in
  net asset value from
  operations                              3.58         1.87         2.24            2.04        (1.05)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.18)        (.19)        (.14)           (.08)          -0-
Distributions from net realized
  gain on investment
  transactions                            (.52)        (.41)          -0-             -0-          -0-
Total distributions                       (.70)        (.60)        (.14)           (.08)          -0-
Net asset value,
  end of period                         $16.81       $13.93       $12.66          $10.56        $8.60

Total Return
Total investment return based
  on net asset value(d)                  26.80%       15.40%       21.47%          23.98%      (10.88)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $203,212     $156,874     $131,710        $100,367      $74,727
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.03%(e)     1.14%        1.11%           1.20%        1.23%
  Expenses, before waivers/
    reimbursements                        1.03%(e)     1.16%        1.35%           1.59%        1.85%
  Net investment income                   1.70%(e)     1.44%(b)     1.26%(b)(c)     1.42%(b)     1.31%(b)
Portfolio turnover rate                     29%          25%          38%             29%          28%


See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                          Class R
                                                  -----------------------
                                                                 March 1,
                                                 Year Ended,   2005(h) to
                                                 November 30,   November
                                                     2006       30, 2005
                                                  ----------   ----------
Net asset value, beginning of period                $13.86       $12.90

Income From Investment Operations
Net investment income(a)                               .19          .01(b)
Net realized and unrealized gain on investment
  and foreign currency transactions                   3.26          .95
Net increase in net asset value from operations       3.45          .96

Less: Dividends and Distributions
Dividends from net investment income                  (.17)          -0-
Distributions from net realized gain on
  investment transactions                             (.52)          -0-
Total distributions                                   (.69)          -0-
Net asset value, end of period                      $16.62       $13.86

Total Return
Total investment return based on net asset
  value(d)                                           26.01%        7.44%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $3,596         $364
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.60%(e)     1.70%(i)
  Expenses, before waivers/reimbursements             1.60%(e)     1.96%(i)
  Net investment income                               1.22%(e)      .06%(b)(i)
Portfolio turnover rate                                 29%          25%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 37


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                          Class K
                                                  -----------------------
                                                                 March 1,
                                                 Year Ended,   2005(h) to
                                                 November 30,   November
                                                     2006       30, 2005
                                                  ----------   ----------
Net asset value, beginning of period                $13.88       $12.90

Income From Investment Operations
Net investment income(a)                               .18          .14(b)
Net realized and unrealized gain on investment
  and foreign currency transactions                   3.32          .84
Net increase in net asset value from operations       3.50          .98

Less: Dividends and Distributions
Dividends from net investment income                  (.14)          -0-
Distributions from net realized gain on
  investment transactions                             (.52)          -0-
Total distributions                                   (.66)          -0-
Net asset value, end of period                      $16.72       $13.88

Total Return
Total investment return based on net asset
  value(d)                                           26.29%        7.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $592          $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.41%(e)     1.45%(i)
  Expenses, before waivers/reimbursements             1.41%(e)     1.55%(i)
  Net investment income                               1.40%(e)     1.34%(b)(i)
Portfolio turnover rate                                 29%          25%


See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                         Class I
                                                  -----------------------
                                                                March 1,
                                                 Year Ended,   2005(h) to
                                                 November 30,   November
                                                     2006       30, 2005
                                                  ----------   ----------
Net asset value, beginning of period                $13.90       $12.90

Income From Investment Operations
Net investment income(a)                               .26          .04(b)
Net realized and unrealized gain on investment
  and foreign currency transactions                   3.30          .96
Net increase in net asset value from operations       3.56         1.00

Less: Dividends and Distributions
Dividends from net investment income                  (.18)          -0-
Distributions from net realized gain on
  investment transactions                             (.52)          -0-
Total distributions                                   (.70)          -0-
Net asset value, end of period                      $16.76       $13.90

Total Return
Total investment return based on net asset
  value(d)                                           26.79%        7.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)          $39,566      $26,796
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.01%(e)     1.20%(i)
  Expenses, before waivers/reimbursements             1.01%(e)     1.44%(i)
  Net investment income                               1.72%(e)      .41%(b)(i)
Portfolio turnover rate                                 29%          25%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived/reimbursed by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f)  Amount is less than $.005.

(g)  Amount is less than .005%.

(h)  Commencement of distribution.

(i)  Annualized.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 39


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 22, 2007


40 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


TAX INFORMATION
(unaudited)

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2006 is $509,991. The foreign source of income for information reporting purposes is $5,808,687.

The Fund designates a maximum amount of $3,255,745 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 49.34% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2006 qualifies for the corporate dividends received deduction.

In addition, the Fund designates $8,798,497 from dividends paid in the fiscal year ended November 30, 2006 as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 41


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President
Kevin F. Simms(2), Senior Vice President
Henry S. D'Auria(2), Vice President
Eric J. Franco(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D'Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


42 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                                                 PORTFOLIOS
                                                                                  IN FUND            OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX         TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #            Investment Adviser and an                       110               None
74                                  Independent Consultant. He
(2001)                              was formerly Senior Manager
                                    of Barrett Associates, Inc., a
                                    registered investment adviser,
                                    with which he had been associ-
                                    ated since prior to 2002. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

David H. Dievler, #                 Independent Consultant.                         109               None
77                                  Until December 1994 he was
(2001)                              Senior Vice President of
                                    AllianceBernstein Corporation
                                    ("AB Corp.") (formerly Alliance
                                    Capital Management Corporation)
                                    responsible for mutual fund
                                    administration. Prior to joining
                                    AB Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  108               None
64                                  of Save Venice, Inc. (preservation
(2001)                              organization) from 2001-2002,
                                    Senior Advisor from June 1999-
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the
                                    Audit Committee of AB Corp.
                                    (formerly Alliance Capital
                                    Management Corporation).


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 43


                                                                                 PORTFOLIOS
                                                                                  IN FUND            OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX         TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Michael J. Downey, #                Consultant since January 2004.                  108           Asia Pacific
63                                  Formerly managing partner of                                   Fund, Inc.
(2005)                              Lexington Capital, LLC (invest-                                 and The
                                    ment advisory firm) from 1997 until                            Merger Fund
                                    December 2003. Prior thereto,
                                    Chairman and CEOof Prudential
                                    Mutual Fund Management from
                                    1987 until 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    108        Intel Corporation
70                                  Technology (semi-conductors) and                           (semi-conductors);
(2005)                              of SRC Computers Inc., with which                            Cirrus Logic
                                    he has been associated since prior                            Corporation
                                    to 2002. He is also President of                          (semi-conductors);
                                    the Arbor Company (private family                            and the Davis
                                    investments).                                              Selected Advisors
                                                                                                Group of Mutual
                                                                                                     Funds

Nancy P. Jacklin, #                 Formerly U.S. Executive Director                108               None
58                                  of the International Monetary Fund
(2006)                              (December 2002-May 2006);
                                    Partner, Clifford Chance (1992-2002);
                                    Senior Counsel, International Banking
                                    and Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor, U.S.
                                    Department of the Treasury (1973-1982).
                                    Member of the Bar of the District of
                                    Columbia and of New York; and member
                                    of the Council on Foreign Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     108            The George
65                                  Associates (venture capital and                            Lucas Educational
(2005)                              consulting) since prior to 2002.                             Foundation and
                                    From 2003 until May 31, 2006, he                                National
                                    was CEO of Toppan Photomasks, Inc.,                           Datacast, Inc.
                                    Austin, Texas (semi-conductor
                                    manufacturing services).


44 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                                                                                 PORTFOLIOS
                                                                                  IN FUND            OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX         TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Earl D. Weiner, #                   Of Counsel, and Partner from                    107               None
67                                  1976-2006, of the law firm Sullivan
(2007)                              & Cromwell LLP, specializing in
                                    investment management,
                                    corporate and securities law.

INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of the                 108           SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                                 Inc. and
Americas                            Managing Director of AllianceBernstein                           SCB Inc.
New York, NY 10105                  Investments, Inc. ("ABI") since 2003;
49                                  prior thereto he was head of Alliance-
(2003)                              Bernstein Institutional Investments, a
                                    unit of the Adviser, from 2001-2003.
                                    Prior thereto, Chief Executive Officer
                                    of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage
                                    arm of Bernstein & Co. LLC) ("SCB &
                                    Co.") and its predecessor since prior
                                    to 2002.


* The address for each of the Fund's Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Trustees.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 45


Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
49                                  Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2002 until March 2003.

Sharon E. Fay                       Senior Vice President           Executive Vice President of the
46                                                                  Adviser**, with which she has been
                                                                    associated since prior to 2002, and
                                                                    Chief Investment Officer of Global Value
                                                                    Equities (since June 2003) and U.K.
                                                                    and European Value Equities (since
                                                                    prior to 2002). She has also chaired
                                                                    the Global, European and U.K. Value
                                                                    Investment Policy Groups since prior
                                                                    to 2002.

Kevin F. Simms                      Senior Vice President           Senior Vice President of the Adviser**,
40                                                                  with which he has been associated
                                                                    since prior to 2002, Co-Chief Invest-
                                                                    ment Officer of International Value
                                                                    Equities since 2003 and Director of
                                                                    Research for Global and International
                                                                    Value Equities since prior to 2002.

Henry S. D'Auria                    Vice President                  Senior Vice President of the Adviser**,
45                                                                  with which he has been associated
                                                                    since prior to 2002, Chief Investment
                                                                    Officer of Emerging Markets Value
                                                                    Equities since 2002 and Co-Chief
                                                                    Investment Officer of International Value
                                                                    Equities since June 2003.

Eric J. Franco                      Vice President                  Senior Vice President of the Adviser**,
46                                                                  with which he has been associated
                                                                    since prior to 2002.



46 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND



  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2002.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of ABIS**, with
47                                  Financial Officer               which he has been associated since
                                                                    prior to 2002.

Vincent S. Noto                     Controller                      Vice President of ABIS**, with which
42                                                                  he has been associated since prior to
                                                                    2002.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 47


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Global Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in two private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


48 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 49


The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Trust.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.


50 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 51


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 11 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison


52 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


the Fund was 2 out of 4 in the 1- and 3-year periods, and in the Performance Universe comparison the Fund was in the 3rd quintile in the 1- and 3-year periods. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 53


The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was somewhat lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 3 basis points, and that as a result the total compensation of 78 basis points received by the Fund pursuant to the Advisory Agreement was slightly lower than the Expense Group median. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently slightly lower than the cap), was slightly lower than the Expense Group median and slightly higher than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding


54 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 55


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Global Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


56 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                 Net Assets          Advisory Fee
                  02/28/06      Based on % of Average
Category         (million)        Daily Net Assets                  Fund
-------------------------------------------------------------------------------
International     $281.2      75 bp on 1st $2.5 billion      Global Value Fund
                              65 bp on next $2.5 billion
                              60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          As a % of Average
Fund                                        Amount         Daily Net Assets
-------------------------------------------------------------------------------
Global Value Fund(4)                       $62,500               0.03%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that certain share classes of the Fund were operating below their expense caps as of their most recent fiscal year end; accordingly the expense limitation undertaking of each of those share classes of the Fund was of no effect.

                     Expense Cap Pursuant to       Gross
                        Expense Limitation        Expense         Fiscal
Fund                       Undertaking             Ratio         Year End
-------------------------------------------------------------------------------
Global Value Fund      Class A       1.50%         1.46%        November 30
                       Class B       2.20%         2.20%
                       Class C       2.20%         2.18%
                       Class R       1.70%         1.96%
                       Class K       1.45%         1.55%
                       Class I       1.20%         1.44%
                       Adv. Class    1.20%         1.16%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4) The Adviser waived $27,500 (or 0.01% of the Fund's average daily net assets).


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 57


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


58 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets    AllianceBernstein ("AB")   Effective    Fund
                    02/28/06     Institutional ("Inst.")    AB Inst.   Advisory
Fund                 ($MIL)            Fee Schedule         Adv. Fee    Fee(5)
-------------------------------------------------------------------------------
Global Value Fund    $281.2    Global Value                  0.471%     0.750%
                               80 bp on 1st $25 million
                               60 bp on next $25 million
                               50 bp on next $50 million
                               40 bp on the balance
                               Minimum Account Size: $25 m

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                               Fee
-------------------------------------------------------------------------------
Global Value                                                      1.50%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(6) The "all-in" fee shown is for the class A shares of Global value. This includes a fee for investment advisory services and a separate fee for distribution related services.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 59


At the request of the Senior Officer, independent counsel for the Independent Trustees and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(8) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in global multi-cap equity securities, can have an investment style of value or core (blend).(9)

                                 Effective         Lipper
                                Management         Group
Fund                              Fee(10)          Median            Rank
-------------------------------------------------------------------------------
Global Value Fund                  0.750            0.800             1/4
                                   0.750            0.881            2/10

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund.


(8) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) The Fund's Lipper investment classification/objective is Global Multi-Cap Value ("GMLV"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 4 funds with the investment classification/objective of GMLV and 6 funds of Global Multi-Cap Core ("GMLC").

(10) The effective management fee rate for the Fund does not reflect the aforementioned payments (partially waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


60 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(13)

                        Expense      Lipper      Lipper     Lipper      Lipper
                         Ratio       Group       Group     Universe    Universe
Fund                    (%)(14)    Median (%)     Rank    Median (%)     Rank
-------------------------------------------------------------------------------
Global Value Fund        1.449       1.478         2/4      1.405         7/9
                         1.449       1.527        2/10        N/A         N/A

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(13)  See footnote 9.

(14)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 61


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Global Value Fund                                                $3,866

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                             12b-1 Fees           CDSC
Fund                                          Received          Received
-------------------------------------------------------------------------------
Global Value Fund                             $286,077           $24,850

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                          ABIS Fee(16)
-------------------------------------------------------------------------------
Global Value Fund                                                $72,093


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(16) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


62 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 63


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(17) relative to its Lipper Performance Group(18) and Lipper Performance Universe(19) for the periods ended December 31, 2005:

Global Value Fund                                Group            Universe
-------------------------------------------------------------------------------
  1 year                                          2/4               5/11
  3 year                                          2/4                4/9

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(20) versus its benchmark:(21)

                                       Periods Ending December 31, 2005
                                            Annualized Performance
-------------------------------------------------------------------------------
                                     1                3              Since
Fund                                Year             Year          Inception
-------------------------------------------------------------------------------
Global Value Fund                  14.57            22.26             9.25
MSCI World Index (Net)              9.49            18.69             5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(17)  The performance rankings are for the Class A shares of the Fund.

(18)  The Lipper Performance Group is identical to the Lipper Expense Group.

(19) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(20)  The performance returns shown are for the Class A shares of the Fund.

(21) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


64 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 65


ALLIANCEBERNSTEIN GLOBAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GV-0151-1106



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein International Value Fund

Annual Report

November 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



January 24, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Value Fund (the "Fund") for the annual reporting period ended November 30, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by AllianceBernstein research unit ("Bernstein") to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The table on page 3 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index, for the six- and 12-month periods ended November 30, 2006.

The Fund outperformed its benchmark, the MSCI EAFE Index, for the six and 12-month periods ended November 30, 2006, due largely to strong security selection. For the 12-month period, stock selection in the industrial commodities, energy and consumer staples sectors significantly added to the Fund's relative return. Capital equipment, medical and telecommunication security selection hurt relative Fund performance.

For the six-month period, the Fund's performance was helped by stock selection in the industrial commodities, energy and transportation sectors. Security selection in the capital equipment, medical and construction and housing sectors detracted from Fund performance for the six-month period.

Market Review and Investment Strategy

International equity markets posted another strong year amid a supportive economic outlook, robust corporate earnings and booming mergers and acquisitions activity. The strong gains by equity markets in 2006 were underpinned by favorable economic developments. Investors took comfort from the resilience of growth outside the United States. In Europe, for example, exports remained surprisingly buoyant in the face of the United States slowdown and domestic demand strengthened, suggesting that the euro-area recovery was gradually becoming more self-sustaining. These positive economic fundamentals ensured another good year for corporate earnings


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1


growth, especially outside the United States. The strength of corporate balance sheets and the growing confidence of managers led to a significant acceleration in the pace of mergers and acquisitions activity. Stimulated by historically low borrowing costs and the receptivity of financial markets to the issuance of new equity and debt, the value of deals in 2006 reached a record high. All of these factors underpinned strong equity returns.

The Fund's International Value Investment Policy Group (the "Group") continues to find attractive opportunities in many of the same sectors as earlier in the year. The Group continues to use fundamental and quantitative tools to find many companies attractively valued, such as those in the finance, industrial commodities, energy and emerging markets areas.


2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser agreed to waive a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED NOVEMBER 30, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Value Fund
  Class A                                              12.77%        36.20%
  Class B                                              12.42%        35.22%
  Class C                                              12.42%        35.22%
  Advisor Class*                                       12.98%        36.65%
  Class R*                                             12.65%        35.87%
  Class K*                                             12.84%        36.30%
  Class I*                                             13.00%        36.73%
MSCI EAFE Index                                        11.19%        28.20%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/06

AllianceBernstein International Value Fund Class A: $24,903
MSCI EAFE Index: $17,723

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            AllianceBernstein
                        International Value Fund         MSCI EAFE Index
-------------------------------------------------------------------------------
        3/29/01*                $  9,575                    $ 10,000
       11/30/01                 $  9,230                    $  9,044
       11/30/02                 $  9,412                    $  7,913
       11/30/03                 $ 12,405                    $  9,830
       11/30/04                 $ 15,850                    $ 12,208
       11/30/05                 $ 18,277                    $ 13,825
       11/30/06                 $ 24,903                    $ 17,723

*  Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/06) as compared to the performance of the Fund's benchmark, the MSCI EAFE Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             36.20%         30.43%
5 Years                            21.95%         20.89%
Since Inception*                   18.34%         17.45%

Class B Shares
1 Year                             35.22%         31.22%
5 Years                            21.10%         21.10%
Since Inception*                   17.57%         17.57%

Class C Shares
1 Year                             35.22%         34.22%
5 Years                            21.15%         21.15%
Since Inception*                   17.57%         17.57%

Advisor Class Shares+
1 Year                             36.65%         36.65%
5 Years                            22.36%         22.36%
Since Inception*                   18.78%         18.78%

Class R Shares+
1 Year                             35.87%         35.87%
Since Inception*                   25.86%         25.86%

Class K Shares+
1 Year                             36.30%         36.30%
Since Inception*                   23.16%         23.16%

Class I Shares+
1 Year                             36.73%         36.73%
Since Inception*                   23.50%         23.50%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            28.49%
5 Years                                           21.07%
Since Inception*                                  17.96%

Class B Shares
1 Year                                            29.21%
5 Years                                           21.26%
Since Inception*                                  18.07%

Class C Shares
1 Year                                            32.21%
5 Years                                           21.31%
Since Inception*                                  18.07%

Advisor Class Shares+
1 Year                                            34.61%
5 Years                                           22.51%
Since Inception*                                  19.28%

Class R Shares+
1 Year                                            33.91%
Since Inception*                                  26.63%

Class K Shares+
1 Year                                            34.29%
Since Inception*                                  24.58%

Class I Shares+
1 Year                                            34.66%
Since Inception*                                  24.92%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.


6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning                          Ending
                     Account Value                    Account Value                   Expenses Paid
                     June 1, 2006                   November 30, 2006                 During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**      Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A       $1,000          $1,000          $1,127.70        $1,019.10          $ 6.35         $6.02
Class B       $1,000          $1,000          $1,124.19        $1,015.54          $10.12         $9.60
Class C       $1,000          $1,000          $1,124.19        $1,015.59          $10.06         $9.55
Advisor
Class         $1,000          $1,000          $1,129.84        $1,020.61          $ 4.75         $4.51
Class R       $1,000          $1,000          $1,126.48        $1,018.05          $ 7.46         $7.08
Class K       $1,000          $1,000          $1,128.44        $1,019.40          $ 6.03         $5.72
Class I       $1,000          $1,000          $1,130.01        $1,020.96          $ 4.38         $4.15

* Expenses are equal to the classes' annualized expense ratios of 1.19%, 1.90%, 1.89%, 0.89%, 1.40%, 1.13% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7


PORTFOLIO SUMMARY
November 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $6,969.7


SECTOR BREAKDOWN*
[ ]  34.2%   Financial                       [PIE CHART OMITTED]
[ ]  11.1%   Industrial Commodities
[ ]  10.8%   Capital Equipment
[ ]  10.8%   Energy
[ ]   7.4%   Technology/Electronics
[ ]   4.8%   Consumer Staples
[ ]   4.4%   Telecommunications
[ ]   3.7%   Utilities
[ ]   3.6%   Transportation
[ ]   3.5%   Medical
[ ]   2.3%   Construction & Housing

[ ]   3.4%   Short-Term


COUNTRY BREAKDOWN*
[ ]  19.9%   United Kingdom                  [PIE CHART OMITTED]
[ ]  19.0%   Japan
[ ]  15.4%   France
[ ]  11.8%   Germany
[ ]   5.0%   Netherlands
[ ]   4.9%   Taiwan
[ ]   4.4%   South Korea
[ ]   3.6%   Italy
[ ]   2.3%   China
[ ]   2.1%   Brazil
[ ]   2.0%   Switzerland
[ ]   1.7%   Spain
[ ]   1.5%   Belgium
[ ]   3.0%   Other

[ ]   3.4%   Short-Term


* All data are as of November 30, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.5% weightings in the following countries: Hong Kong, Hungary, Israel, South Africa and Sweden.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


TEN LARGEST HOLDINGS**
November 30, 2006

                                                                    Percent of
Company                                        U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
ING Groep NV                                 $   238,055,383            3.4%
Muenchener Rueckversicherungs AG                 210,719,872            3.0
Renault SA                                       201,901,620            2.9
JFE Holdings, Inc.                               200,827,702            2.9
BNP Paribas SA                                   183,247,116            2.7
Royal Bank of Scotland Group PLC                 182,778,239            2.6
Sumitomo Mitsui Financial Group, Inc.            182,302,910            2.6
ORIX Corp.                                       181,875,049            2.6
Total SA                                         166,418,832            2.4
HBOS PLC                                         147,888,513            2.1
                                             $ 1,896,015,236           27.2%


**  Long-term investments


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9


PORTFOLIO OF INVESTMENTS
November 30, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.8%

Financial-33.6%
Banking-21.3%
Bank Hapoalim BM                                    3,986,578    $   19,245,757
Barclays PLC                                       10,828,300       145,156,824
BNP Paribas SA                                      1,696,220       183,247,116
Credit Agricole SA                                  2,425,180       102,980,613
Credit Suisse Group                                 2,043,000       135,492,225
Fortis (Euronext Amsterdam)                         1,292,700        52,768,188
Fortis (Euronext Brussels)                          1,130,000        46,144,458
HBOS PLC                                            7,221,660       147,888,513
Kookmin Bank                                          866,500        67,655,150
Royal Bank of Scotland Group PLC                    5,037,000       182,778,239
Societe Generale                                      822,428       138,220,910
Standard Bank Group Ltd.                            6,375,900        78,385,208
Sumitomo Mitsui Financial Group, Inc.                  17,372       182,302,910
                                                                 --------------
                                                                  1,482,266,111
Financial Services-2.6%
ORIX Corp.                                            669,750       181,875,049

Insurance-9.7%
Aviva PLC                                           8,825,749       136,895,519
Fondiaria-Sai SpA (savings shares)                    184,200         6,348,688
Fondiaria-Sai SpA (ordinary shares)                 1,310,826        60,377,263
Friends Provident PLC                               6,579,960        26,990,923
ING Groep NV                                        5,569,502       238,055,383
Muenchener Rueckversicherungs AG                    1,292,500       210,719,872
                                                                 --------------
                                                                    679,387,648
                                                                 --------------
                                                                  2,343,528,808
Industrial Commodities-10.8%
Chemicals-2.8%
BASF AG                                             1,588,400       146,732,370
Mitsui Chemicals, Inc.                              7,024,000        52,016,075
                                                                 --------------
                                                                    198,748,445
Forest & Paper-0.4%
Svenska Cellulosa AB-Class B                          515,100        25,289,354

Metal - Nonferrous-1.8%
Xstrata PLC                                         2,723,630       122,502,213

Metal - Steel-5.8%
JFE Holdings, Inc.                                  4,372,500       200,827,702
Mittal Steel Co. NV (Euronext Paris)                1,258,495        51,834,020
Mittal Steel Co. NV (Euronext Amsterdam)            1,236,900        51,080,948
POSCO                                                 330,100       103,792,505
                                                                 --------------
                                                                    407,535,175
                                                                 --------------
                                                                    754,075,187


10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-10.6%
Aerospace & Defense-2.1%
BAE Systems PLC                                     8,795,900    $   67,091,146
European Aeronautic Defence & Space
  Co., NV                                           2,649,030        78,251,838
                                                                 --------------
                                                                    145,342,984
Automobiles-7.7%
Continental AG                                      1,096,400       124,645,364
Hyundai Mobis                                         736,170        68,345,603
Renault SA                                          1,679,200       201,901,620
Toyota Motor Corp.                                  2,334,300       140,173,520
                                                                 --------------
                                                                    535,066,107
Machinery & Engineering-0.8%
Sumitomo Heavy Industries Ltd.                      6,129,000        60,294,102
                                                                 --------------
                                                                    740,703,193
Energy-10.6%
Energy Sources-10.6%
BP PLC                                              3,892,800        44,153,075
China Petroleum & Chemical Corp.-Class H           48,999,500        38,956,434
ENI SpA                                             4,185,400       137,559,222
MOL Hungarian Oil and Gas PLC                         537,800        60,436,334
PetroChina Co., Ltd.-Class H                       25,910,000        33,131,251
Petroleo Brasileiro SA (ADR)                        1,665,000       141,358,500
Repsol YPF SA                                       3,158,500       113,693,915
Total SA                                            2,335,000       166,418,832
                                                                 --------------
                                                                    735,707,563
Technology/Electronics-7.2%
Electrical & Electronics-0.8%
Compal Electronics, Inc. (GDR)(a)                   6,871,581        30,578,536
Siliconware Precision Industries Co.               17,449,000        27,880,471
                                                                 --------------
                                                                     58,459,007
Electronic Components & Instruments-6.4%
AU Optronics Corp.                                 60,159,000        80,997,693
Flextronics International Ltd.(b)                      81,106           912,442
Samsung Electronics Co. Ltd.                           90,500        62,026,417
Sharp Corp.                                         6,465,000       108,380,194
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                        6,802,535        73,127,251
United Microelectronics Corp.                     182,579,399       119,929,440
                                                                 --------------
                                                                    445,373,437
                                                                 --------------
                                                                    503,832,444
Consumer Staples-4.7%
Beverages & Tobacco-3.6%
British American Tobacco PLC                        3,614,300       102,500,807
Japan Tobacco, Inc.                                    33,177       146,493,943
                                                                 --------------
                                                                    248,994,750


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-1.1%
J Sainsbury PLC                                    10,354,200    $   81,451,702
                                                                 --------------
                                                                    330,446,452
Telecommunications-4.4%
Telecommunications-4.4%
China Netcom Group Corp. Ltd.                      41,571,500        82,712,778
Nippon Telegraph & Telephone Corp.                     16,095        81,271,247
Vodafone Group PLC                                 52,806,765       139,995,871
                                                                 --------------
                                                                    303,979,896
Utilities-3.7%
Utility (Electric & Gas)-3.7%
E.ON AG                                             1,074,300       138,220,356
RWE AG                                              1,034,640       117,495,921
                                                                 --------------
                                                                    255,716,277
Transportation-3.6%
Transportation - Airlines-1.9%
Air France-KLM                                      1,589,918        63,595,339
Deutsche Lufthansa AG                               2,812,700        70,154,885
                                                                 --------------
                                                                    133,750,224
Transportation - Shipping-1.7%
Mitsui OSK Lines Ltd.                              12,396,000       113,090,362
                                                                 --------------
                                                                    246,840,586
Medical-3.4%
Health & Personal Care-3.4%
AstraZeneca PLC                                     1,707,000        99,016,641
GlaxoSmithKline PLC                                   871,600        23,167,961
Sanofi-Aventis                                      1,332,782       117,409,788
                                                                 --------------
                                                                    239,594,390
Construction & Housing-2.2%
Construction & Housing-1.1%
George Wimpey PLC                                   1,203,900        13,118,002
Leopalace21 Corp.                                   1,074,800        35,982,257
Persimmon PLC                                         469,598        13,508,267
Taylor Woodrow PLC                                  2,239,500        17,228,608
                                                                 --------------
                                                                     79,837,134
Building Materials-0.6%
Buzzi Unicem SpA                                    1,576,061        42,436,295

Real Estate-0.5%
Sino Land Co.                                      17,804,382        33,410,531
                                                                 --------------
                                                                    155,683,960
Total Common Stocks
  (cost $5,372,447,595)                                           6,610,108,756


12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.4%
Time Deposit-3.4%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $234,333,000)                                $234,333    $  234,333,000

Total Investments-98.2%
  (cost $5,606,780,595)                                           6,844,441,756
Other assets less liabilities-1.8%                                  125,231,307

Net Assets-100.0%                                                $6,969,673,063


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                    Value at
                     Number of     Expiration      Original      November 30,      Unrealized
      Type           Contracts        Month         Value           2006          Appreciation
------------------------------------------------------------------------------------------------
Purchased Contracts
EURO STOXX                          December
     50                2,038           2006      $101,078,551    $107,799,128      $6,720,577


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the market value of these securities amounted to $30,578,536 or 0.4% of net assets.

(b)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

Assets
Investments in securities, at value (cost $5,606,780,595)    $ 6,844,441,756
Cash                                                                     473
Foreign cash, at value (cost $148,561,267)                       151,737,154(a)
Receivable for shares of beneficial interest sold                 89,407,799
Dividends and interest receivable                                 12,111,165
Receivable for investment securities sold                          1,206,821
Total assets                                                   7,098,905,168

Liabilities
Payable for investment securities purchased and foreign
  currency transactions                                          103,673,403
Payable for shares of beneficial interest redeemed                17,824,688
Advisory fee payable                                               3,700,836
Distribution fee payable                                           1,636,354
Payable for variation margin on futures contracts                    834,349
Transfer Agent fee payable                                           416,860
Administrative fee payable                                            36,894
Accrued expenses                                                   1,108,721
Total liabilities                                                129,232,105
Net Assets                                                   $ 6,969,673,063

Composition of Net Assets
Paid-in capital                                              $ 5,314,828,922
Undistributed net investment income                               80,411,625
Accumulated net realized gain on investment and foreign
  currency transactions                                          327,571,990
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                  1,246,860,526
                                                             $ 6,969,673,063


Net Asset Value Per Share--unlimited shares authorized, without par value

                                         Shares          Net Asset
Class             Net Assets          Outstanding          Value
---------------------------------------------------------------------
A              $ 3,285,005,589        142,492,387         $23.05*
B              $   302,071,836         13,346,962         $22.63
C              $   775,322,009         34,255,922         $22.63
Advisor        $ 1,851,774,495         79,114,111         $23.41
R              $    44,195,812          1,922,844         $22.98
K              $    72,884,558          3,165,831         $23.02
I              $   638,418,764         27,612,780         $23.12


* The maximum offering price per share for Class A shares was $24.07 which reflects a sales charge of 4.25%.

(a) An amount equivalent to U.S. $8,097,080 has been segregated to collateralize margin requirements for the open futures contracts outstanding at November 30, 2006.

See notes to financial statements.


14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income
Dividends (net of foreign taxes
  withheld of $12,233,910)                      $  127,012,559
Interest                                             8,802,978   $  135,815,537

Expenses
Advisory fee                                        30,979,254
Distribution fee--Class A                            6,253,694
Distribution fee--Class B                            2,450,757
Distribution fee--Class C                            5,026,577
Distribution fee--Class R                               75,650
Distribution fee--Class K                               37,263
Transfer agency--Class A                             2,190,643
Transfer agency--Class B                               300,142
Transfer agency--Class C                               547,550
Transfer agency--Advisor Class                       1,219,416
Transfer agency--Class R                                31,552
Transfer agency--Class K                                11,867
Transfer agency--Class I                               137,947
Custodian                                            2,352,423
Registration fees                                      498,995
Printing                                               105,573
Administrative                                          91,000
Legal                                                   75,686
Audit                                                   60,981
Trustees' fees                                          34,684
Miscellaneous                                           95,546
Total expenses                                      52,577,200
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (50,381)
Less: expense offset arrangement
  (see Note B)                                         (62,957)
Net expenses                                                         52,463,862
Net investment income                                                83,351,675

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           356,069,262
  Futures contracts                                                   5,000,603
  Foreign currency transactions                                      (3,166,694)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       842,604,532
  Futures contracts                                                   5,802,961
  Foreign currency denominated assets
    and liabilities                                                   2,613,237
Net gain on investment and foreign
  currency transactions                                           1,208,923,901

Net Increase in Net Assets
  from Operations                                                $1,292,275,576


See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15


STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   83,351,675   $   37,171,364
Net realized gain on investment
  and foreign currency transactions                357,903,171      320,164,411
Net change in unrealized appreciation/
  depreciation of investments
  and foreign currency denominated
  assets and liabilities                           851,020,730      (44,982,161)
Net increase in net assets from
  operations                                     1,292,275,576      312,353,614

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                          (16,343,354)      (5,137,625)
  Class B                                           (1,336,095)        (748,778)
  Class C                                           (2,208,530)        (803,764)
  Advisor Class                                     (9,816,862)     (12,759,742)
  Class R                                              (53,639)          (9,188)
  Class K                                               (1,658)              -0-
  Class I                                           (2,874,352)              -0-
Net realized gain on investment
  transactions
  Class A                                          (71,457,886)     (10,811,823)
  Class B                                          (10,971,191)      (3,199,928)
  Class C                                          (18,135,087)      (3,432,296)
  Advisor Class                                    (37,415,212)     (22,873,018)
  Class R                                             (234,524)         (20,846)
  Class K                                               (6,044)              -0-
  Class I                                          (10,045,312)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     3,191,039,429      595,243,770
Total increase                                   4,302,415,259      847,800,376

Net Assets
Beginning of period                              2,667,257,804    1,819,457,428
End of period (including undistributed net
  investment income of $80,411,625
  and $31,211,806, respectively)                $6,969,673,063   $2,667,257,804


See notes to financial statements.


16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17


at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.


18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2006, such reimbursement amounted to $20,048.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2006, such fees amounted to $91,000, of which $30,333 was voluntarily waived by the Adviser.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,100,548 for the year ended November 30, 2006.

For the year ended November 30, 2006, the Fund's expenses were reduced by $62,957 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained


20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


front-end sales charges of $308,742 from the sales of Class A shares and received $20,066, $168,042 and $80,514 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006, amounted to $6,256,255, of which $0 and $113,691, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,249,429, $4,658,183, $119,748 and $179,804 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                                  Purchases          Sales
                                               ---------------  ---------------
Investment securities (excluding
  U.S. government securities)                  $ 3,809,633,349  $   976,663,620
U.S. government securities.                                 -0-              -0-


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                            $ 5,606,870,934
Gross unrealized appreciation                                   $ 1,253,334,782
Gross unrealized depreciation                                       (15,763,960)
Net unrealized appreciation                                     $ 1,237,570,822

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency or a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise


22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                                Shares                        Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           90,609,741    53,040,947  $1,874,859,138   $ 901,315,711
Shares issued in
  reinvestment of
  dividends and
  distributions        4,544,098       915,860      81,157,586      14,699,556
Shares converted
  from Class B           635,870       425,899      13,260,202       7,078,686
Shares redeemed      (23,049,282)  (12,743,073)   (472,648,967)   (212,683,819)
Net increase          72,740,427    41,639,633  $1,496,627,959   $ 710,410,134

Class B
Shares sold            4,746,591     4,559,494  $   96,059,041   $  75,209,351
Shares issued in
  reinvestment of
  dividends and
  distributions          564,146       204,117       9,957,205       3,243,419
Shares converted
  to Class A            (645,833)     (420,396)    (13,260,202)     (7,078,686)
Shares redeemed       (2,110,828)   (2,117,274)    (42,322,034)    (34,955,504)
Net increase           2,554,076     2,225,941  $   50,434,010   $  36,418,580

Class C
Shares sold           18,783,453    10,398,718  $  382,739,271   $ 172,035,551
Shares issued in
  reinvestment of
  dividends and
  distributions          758,066       178,007      13,379,871       2,828,530
Shares redeemed       (2,998,326)   (1,812,794)    (60,040,748)    (30,140,626)
Net increase          16,543,193     8,763,931  $  336,078,394   $ 144,723,455


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23


                                Shares                        Amount
                     --------------------------  ------------------------------
                     Year Ended    Year Ended      Year Ended      Year Ended
                    November 30,   November 30,    November 30,    November 30,
                        2006          2005            2006            2005
                   ------------  --------------  --------------  --------------
Advisor Class
Shares sold         51,498,076    29,435,151    $1,079,583,441   $ 499,239,141
Shares issued in
  reinvestment of
  dividends and
  distributions      2,101,394     2,136,225        37,993,197      34,628,213
Shares redeemed     13,347,347)  (58,681,154)     (276,864,378)   (998,147,648)
Net increase
  (decrease)        40,252,123   (27,109,778)   $  840,712,260   $(464,280,294)

Class R
Shares sold          1,880,459       197,513    $   39,647,158   $   3,383,399
Shares issued in
  reinvestment of
  dividends and
  distributions          8,119           178           144,846           2,860
Shares redeemed       (193,268)      (29,321)       (3,923,255)       (493,034)
Net increase         1,695,310       168,370    $   35,868,749   $   2,893,225


                                      March 1,                      March 1,
                    Year Ended      2005(a) to     Year Ended      2005(a) to
                    November 30,   November 30,    November 30,   November 30,
                       2006           2005            2006            2005
                   ------------  --------------  --------------  --------------
Class K
Shares sold          3,255,871         5,825    $   69,597,882   $     102,896
Shares issued in
  reinvestment of
  dividends and
  distributions            390            -0-            6,951              -0-
Shares redemed         (96,255)           -0-(b)    (2,009,820)             (5)
Net increase         3,160,006         5,825    $   67,595,013   $     102,891

Class I
Shares sold         18,423,178    10,280,352    $  382,441,586   $ 171,206,172
Shares issued in
  reinvestment of
  dividends and
  distributions        719,249            -0-       12,838,589              -0-
Shares redemed      (1,462,230)     (347,769)      (31,557,131)     (6,230,393)
Net increase        17,680,197     9,932,583    $  363,723,044   $ 164,975,779


(a)  Commencement of distribution.

(b)  Share amount is less than one full share.


24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   60,525,918   $   19,459,097
  Long-term capital gain                       120,373,828       40,337,911
Total taxable distributions                    180,899,746       59,797,008
Total distributions paid                    $  180,899,746   $   59,797,008


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25


As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $  186,778,581
Undistributed long-term capital gains                           293,122,571
Accumulated capital and other losses                            (27,454,907)(a)
Unrealized appreciation/(depreciation)                        1,202,397,896(b)
Total accumulated earnings/(deficit)                         $1,654,844,141

(a) On November 30, 2006, the Fund had a net capital loss carryforward of $27,454,907 of which $27,454,907 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $3,427,458.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of passive foreign investment companies and a prior period adjustment, resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investments and foreign currency transactions and a corresponding increase to paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


26 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 27


Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


28 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 29


such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax


30 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class A
                                    -------------------------------------------------------------------
                                                            Year Ended November 30,
                                    -------------------------------------------------------------------
                                         2006          2005          2004         2003         2002
                                    -------------  -------------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $18.10         $16.22       $12.82        $9.83        $9.64

Income From Investment
  Operations
Net investment income(a)(b)                .39            .26          .16(c)       .13          .07
Net realized and unrealized
  gain on investment
  and foreign currency
  transactions                            5.80           2.15         3.37         2.96          .12(d)
Net increase in net asset value
  from operations                         6.19           2.41         3.53         3.09          .19

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.23)          (.17)        (.13)        (.10)          -0-
Distributions from
  net realized gain on
  investment transactions                (1.01)          (.36)          -0-          -0-          -0-
Total dividends and
  distributions                          (1.24)          (.53)        (.13)        (.10)          -0-
Net asset value, end of
  period                                $23.05         $18.10       $16.22       $12.82        $9.83

Total Return
Total investment return
  based on net asset value(e)            36.20%         15.31%       27.77%       31.80%        1.97%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $3,285,006     $1,262,495     $455,933     $180,443      $74,193
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.19%(f)       1.20%        1.20%        1.20%        1.20%
  Expenses, before waivers/
    reimbursements                        1.19%(f)       1.37%        1.64%        1.93%        2.19%
  Net investment income(b)                1.92%(f)       1.57%        1.12%(c)     1.22%         .74%
Portfolio turnover rate                     23%            26%          22%          20%          23%


See footnote summary on page 38.


32 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                 Class B
                                      ---------------------------------------------------------------
                                                          Year Ended November 30,
                                      ---------------------------------------------------------------
                                         2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $17.81       $15.99       $12.67        $9.75        $9.62

Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                      .25          .16          .07(c)       .07           -0-(gi)
Net realized and unrealized
  gain on investment
  and foreign currency
  transactions                            5.70         2.11         3.32         2.92          .13(d)
Net increase in
  net asset value from
  operations                              5.95         2.27         3.39         2.99          .13

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.12)        (.09)        (.07)        (.07)          -0-
Distributions from
  net realized gain on
  investment transactions                (1.01)        (.36)          -0-          -0-          -0-
Total dividends and
  distributions                          (1.13)        (.45)        (.07)        (.07)          -0-
Net asset value, end of
  period                                $22.63       $17.81       $15.99       $12.67        $9.75

Total Return
Total investment return
  based on net asset value(e)            35.22%       14.52%       26.83%       30.85%        1.35%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $302,072     $192,192     $136,980      $84,809      $51,608
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%(f)     1.90%        1.90%        1.90%        1.90%
  Expenses, before waivers/
    reimbursements                        1.90%(f)     2.09%        2.39%        2.71%        2.84%
  Net investment
    income (loss)(b)                      1.22%(f)      .98%         .47%(c)      .61%        (.03)%
Portfolio turnover rate                     23%          26%          22%          20%          23%


See footnote summary on page 38.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                 Class C
                                      ---------------------------------------------------------------
                                                          Year Ended November 30,
                                      ---------------------------------------------------------------
                                         2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $17.81       $15.99       $12.67        $9.75        $9.60

Income From Investment
  Operations
Net investment income(a)(b)                .25          .16          .06(c)       .06          .01
Net realized and unrealized
  gain on investment
  and foreign currency
  transactions                            5.70         2.11         3.33         2.93          .14(d)
Net increase in net asset value
  from operations                         5.95         2.27         3.39         2.99          .15

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.12)        (.09)        (.07)        (.07)          -0-
Distributions from
  net realized gain on
  investment transactions                (1.01)        (.36)          -0-          -0-          -0-
Total dividends and
  distributions                          (1.13)        (.45)        (.07)        (.07)          -0-
Net asset value, end of
  period                                $22.63       $17.81       $15.99       $12.67        $9.75

Total Return
Total investment return
  based on net asset value(e)            35.22%       14.52%       26.83%       30.85%        1.56%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $775,322     $315,390     $143,067      $59,753      $26,663
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.89%(f)     1.90%        1.90%        1.90%        1.90%
  Expenses, before waivers/
    reimbursements                        1.89%(f)     2.07%        2.35%        2.65%        2.90%
  Net investment income(b)                1.22%(f)      .95%         .46%(c)      .55%         .09%
Portfolio turnover rate                     23%          26%          22%          20%          23%


See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               Advisor Class
                                    -----------------------------------------------------------------
                                                          Year Ended November 30,
                                    -----------------------------------------------------------------
                                        2006         2005          2004         2003         2002
                                    -----------  -------------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $18.34       $16.41       $12.96        $9.92        $9.68

Income From Investment
  Operations
Net investment income(a)(b)                .46          .37          .21(c)       .18          .17
Net realized and unrealized
  gain on investment
  and foreign currency
  transactions                            5.89         2.12         3.40         2.97          .07(d)
Net increase in net asset value
  from operations                         6.35         2.49         3.61         3.15          .24

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.27)        (.20)        (.16)        (.11)          -0-
Distributions from
  net realized gain on
  investment transactions                (1.01)        (.36)          -0-          -0-          -0-
Total dividends and
  distributions                          (1.28)        (.56)        (.16)        (.11)          -0-
Net asset value, end of
  period                                $23.41       $18.34       $16.41       $12.96        $9.92

Total Return
Total investment return based
  on net asset value(e)                  36.65%       15.66%       28.10%       32.19%        2.48%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,851,774     $712,775   $1,082,517     $633,688     $325,800
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         .89%(f)      .90%         .90%         .90%         .90%
  Expenses, before waivers/
    reimbursements                         .89%(f)     1.04%        1.34%        1.63%        1.75%
  Net investment income(b)                2.21%(f)     2.21%        1.48%(c)     1.61%        1.67%
Portfolio turnover rate                     23%          26%          22%          20%          23%


See footnote summary on page 38.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class R
                                                   --------------------------------------------------
                                                                                          November 3,
                                                           Year Ended November 30,         2003(h) to
                                                   -------------------------------------  November 30,
                                                       2006         2005         2004         2003
                                                   -----------  -----------  -----------  -----------
Net asset value, beginning of period                 $18.09       $16.23       $12.82       $12.60

Income From Investment Operations
Net investment income(a)(b)                             .30          .22          .02(c)        -0-(g)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                         5.83         2.16         3.48          .22
Net increase in net asset value from
  operations                                           6.13         2.38         3.50          .22

Less: Dividends and Distributions
Dividends from net investment income                   (.23)        (.16)        (.09)          -0-
Distributions from net realized gain on
  investment transactions                             (1.01)        (.36)          -0-          -0-
Total dividends and distributions                     (1.24)        (.52)        (.09)          -0-
Net asset value, end of period                       $22.98       $18.09       $16.23       $12.82

Total Return
Total investment return based on net
  asset value(e)                                      35.87%       15.09%       27.46%        1.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $44,196       $4,115         $960          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                     1.40%(f)     1.40%        1.40%        1.40%(i)
  Expenses, before waivers/
    reimbursements                                     1.50%(f)     1.66%        1.84%        2.31%(i)
  Net investment income(b)                             1.47%(f)     1.30%         .12%(c)      .40%(i)
Portfolio turnover rate                                  23%          26%          22%          20%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Class K
                                                     -----------------------
                                                        Year       March 1,
                                                       Ended      2005(h) to
                                                      November     November
                                                         30,          30,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $18.11       $17.14

Income From Investment Operations
Net investment income(a)(b)                               .27          .11
Net realized and unrealized gain on investment and
  foreign currency transactions                          5.93          .86
Net increase in net asset value from operations          6.20          .97

Less: Dividends and Distributions
Dividends from net investment income                     (.28)          -0-
Distributions from net realized gain on
  investment transactions                               (1.01)          -0-
Total dividends and distributions                       (1.29)          -0-
Net asset value, end of period                         $23.02       $18.11

Total Return
Total investment return based on net asset value(e)     36.30%        5.66%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $72,884         $106
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                1.13%(f)     1.15%(i)
  Expenses, before waivers/reimbursements                1.13%(f)     1.42%(i)
  Net investment income(b)                               1.40%(f)     1.07%(i)
Portfolio turnover rate                                    23%          26%


See footnote summary on page 38.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 37


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class I
                                                     -----------------------
                                                        Year       March 1,
                                                        Ended     2005(h) to
                                                      November     November
                                                         30,          30,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $18.14       $17.14

Income From Investment Operations
Net investment income(a)(b)                               .47          .09
Net realized and unrealized gain on investment and
  foreign currency transactions                          5.81          .91
Net increase in net asset value from operations          6.28         1.00

Less: Dividends and Distributions
Dividends from net investment income                     (.29)          -0-
Distributions from net realized gain on
  investment transactions                               (1.01)          -0-
Total dividends and distributions                       (1.30)          -0-
Net asset value, end of period                         $23.12       $18.14

Total Return
Total investment return based on net asset value(e)     36.73%        5.83%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $638,419     $180,185
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                 .82%(f)      .90%(i)
  Expenses, before waivers/reimbursements                 .82%(f)     1.00%(i)
  Net investment income(b)                               2.27%(f)      .75%(i)
Portfolio turnover rate                                    23%          26%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived/reimbursed by the Adviser.

(c)  Net of fees waived/reimbursed by the Transfer Agent.

(d) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  The ratio includes expenses attributable to cost of proxy solicitation.

(g)  Amount is less than $.005.

(h)  Commencement of distribution.

(i)  Annualized.


38 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 22, 2007


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 39


TAX INFORMATION
(unaudited)

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2006 is $12,173,954. The foreign source of income for information reporting purposes is $139,241,832.

For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.The Fund designates a maximum amount of $32,634,490 as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $120,373,828 from dividends paid in the fiscal year ended November 30, 2006 as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


40 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc. O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President
Kevin F. Simms(2), Senior Vice President
Henry S. D'Auria(2), Vice President
Eric J. Franco(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D'Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 41


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
         NAME                                PRINCIPAL                            COMPLEX         TRUSTEESHIP
    ADDRESS*, AGE                          OCCUPATION(S)                        OVERSEEN BY         HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                       TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #            Investment adviser and an                       110               None
74                                  independent consultant. He
(2001)                              was formerly Senior Manager
                                    of Barrett Associates, Inc., a
                                    registered investment adviser,
                                    with which he had been associ-
                                    ated since prior to 2002. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

David H. Dievler, #                 Independent Consultant. Until                   109               None
77                                  December 1994 he was Senior
(2001)                              Vice President of AllianceBernstein
                                    Corporation ("AB Corp.") (formerly
                                    Alliance Capital Management
                                    Corporation) responsible for mutual
                                    fund administration. Prior to joining
                                    AB Corp. in 1984, he was
                                    Chief Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was Senior Manager
                                    at Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  108               None
64                                  of Save Venice, Inc. (preservation
(2001)                              organization) from 2001-2002,
                                    Senior Advisor from June 1999 -
                                    June 2000 and President
                                    of Historic Hudson Valley
                                    (historic preservation) from
                                    December 1989-May 1999.
                                    Previously, Director of the
                                    National Academy of Design
                                    and during 1988-1992, Director
                                    and Chairman of the Audit
                                    Committee of AB Corp. (formerly
                                    Alliance Capital Management
                                    Corporation).


42 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
         NAME                                PRINCIPAL                            COMPLEX         TRUSTEESHIP
    ADDRESS*, AGE                          OCCUPATION(S)                        OVERSEEN BY         HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                       TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Michael J.Downey, #                 Consultant since January 2004.                  108           Asia Pacific
63                                  Formerly managing partner                                    Fund, Inc. and
(2005)                              of Lexington Capital, LLC                                      The Merger
                                    (investment advisory firm) from                                   Fund
                                    December 1997 until December
                                    2003. Prior thereto, Chairman and
                                    CEO of Prudential Mutual Fund
                                    Management from 1987 until 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    108              Intel
70                                  Technology (semi-conductors) and                             Corporation
(2005)                              of SRC Computers Inc., with which                               (semi-
                                    he has been associated since prior                           conductors);
                                    to 2002. He is also President of the                         Cirrus Logic
                                    Arbor Company (private family                                Corporation
                                    investments).                                                   (semi-
                                                                                                 conductors);
                                                                                                      and
                                                                                                   the Davis
                                                                                                    Selected
                                                                                                 Advisors Group
                                                                                                  of Mutual
                                                                                                     Funds

Nancy P. Jacklin, #                 Formerly U.S. Executive Director of             108               None
58                                  the International Monetary Fund
(2006)                              (December 2002-May 2006); Partner,
                                    Clifford Chance (1992-2002); Senior
                                    Counsel, International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor,
                                    U.S. Department of the Treasury
                                    (1973-1982). Member of the Bar of
                                    the District of Columbia and of
                                    New York; and member of the Council
                                    on Foreign Relations.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 43


                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
         NAME                                PRINCIPAL                            COMPLEX         TRUSTEESHIP
    ADDRESS*, AGE                          OCCUPATION(S)                        OVERSEEN BY         HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                       TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     108               The
65                                  Associates (venture capital and                               George Lucas
(2005)                              consulting) since prior to 2002.                               Educational
                                    From 2003 until May 31, 2006,                                  Foundation
                                    he was CEO of Toppan Photomasks,                              and National
                                    Inc., Austin, Texas (semi-conductor                           Datacast, Inc.
                                    manufacturing services).

Earl D. Weiner, #                   Of Counsel, and Partner from                    107               None
67                                  1976-2006, of the law firm
(2007)                              Sullivan & Cromwell LLP, specializing
                                    in investment management, corporate
                                    and securities law.

INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of the                 108           SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                                Inc. and
Americas                            Managing Director of AllianceBernstein                           SCB Inc.
New York, NY 10105                  Investments, Inc. ("ABI") since 2003;
49                                  prior thereto he was head of Alliance
(2003)                              Bernstein Institutional Investments,
                                    a unit of the Adviser, from 2001-2003.
                                    Prior thereto, Chief Executive Officer of
                                    Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm
                                    of Bernstein & Co. LLC) ("SCB & Co.")
                                    and its predecessor since prior to 2002.


* The address for each of the Fund's Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Trustees.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


44 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                         POSITION(S)                      PRINCIPAL OCCUPATION
    AND AGE                            HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
49                                  Executive Officer

Sharon E. Fay                       Senior Vice President           Executive Vice President of the
46                                                                  Adviser**, with which she has been
                                                                    associated since prior to 2002, and
                                                                    Chief Investment Officer of Global Value
                                                                    Equities (since June 2003) and U.K.
                                                                    and European Value Equities (since
                                                                    prior to 2002). She has also chaired the
                                                                    Global, European and U.K. Value
                                                                    Investment Policy Groups since prior to
                                                                    2002.

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the
                                    Compliance Officer              AllianceBernstein Funds, with which
                                                                    he has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick &Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, LP since prior to
                                                                    2002 until March 2003.

Kevin F. Simms                      Senior Vice President           Senior Vice President of the Adviser**,
40                                                                  with which he has been associated
                                                                    since prior to 2002, Co-Chief
                                                                    Investment Officer of International Value
                                                                    Equities since 2003 and Director of
                                                                    Research for Global and International
                                                                    Value Equities since prior to 2002.

Henry S. D'Auria                    Vice President                  Senior Vice President of the Adviser**,
45                                                                  with which he has been associated
                                                                    since prior to 2002, Chief Investment
                                                                    Officer of Emerging Markets Value
                                                                    Equities since 2002 and Co-Chief
                                                                    Investment Officer of International Value
                                                                    Equities since June 2003.

Eric J. Franco                      Vice President                  Senior Vice President of the Adviser**,
46                                                                  with which he has been associated
                                                                    since prior to 2002.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2002.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 45



  NAME, ADDRESS*                         POSITION(S)                      PRINCIPAL OCCUPATION
    AND AGE                            HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of ABIS**,
47                                  Financial Officer               with which he has been associated
                                                                    since prior to 2002.

Vincent S. Noto                     Controller                      Vice President of ABIS**, with which
42                                                                  he has been associated since prior
                                                                    to 2002.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


46 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein International Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in two private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 47


2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence



48 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Trust.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps in effect for the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 49


The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


50 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 8 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 19 to 15 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1- and


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 51


3-year periods, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1- and 3-year periods. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees


52 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 73.6 basis points was somewhat lower than the Expense Group median. The trustees noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 0.4 basis points had been waived by the Adviser. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser, was materially lower than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund's net assets were in excess of the initial breakpoint level. Accordingly, the Fund's current effective advisory fee rate reflected a reduction due to the effect of the breakpoint and would be further reduced to the extent the net assets of the Fund increase further. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 53


methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.


54 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein International Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 55


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                      Advisory Fee
                 Net Assets            Based on %
                  02/28/06             of Average
Category          (million)         Daily Net Assets                Fund
-------------------------------------------------------------------------------
International      $281.2       75 bp on 1st $2.5 billion       International
                                65 bp on next $2.5 billion       Value Fund
                                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                            Amount       Daily Net Assets
-------------------------------------------------------------------------------
International Value Fund(4)                    $82,000             0.004%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                                Expense Cap
                                Pursuant to
                                  Expense
                                Limitation             Gross          Fiscal
Fund                            Undertaking        Expense Ratio     Year End
-------------------------------------------------------------------------------
International Value Fund     Class A      1.20%        1.37%        November 30
                             Class B      1.90%        2.09%
                             Class C      1.90%        2.07%
                             Class R      1.40%        1.66%
                             Class K      1.15%        1.42%
                             Class I      0.90%        1.00%
                             Adv. Class   0.90%        1.04%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund


56 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 57


below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                Net Assets     AllianceBernstein ("AB")     Effective    Fund
                 02/28/06      Institutional ("Inst.")      AB Inst.   Advisory
Fund             ($MIL)            Fee Schedule             Adv. Fee     Fee(5)
-------------------------------------------------------------------------------
International   $3,456.3    International Strategic Value    0.506%     0.750%
Value Fund                  90 bp on 1st $25 million
                            70 bp on next $25 million
                            60 bp on next $50 million
                            50 bp on the balance
                            Minimum Account Size: $25 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                     AVPS Portfolio                  Fee Schedule
-------------------------------------------------------------------------------
International    International Value Portfolio    0.75% on first $2.5 billion
Value Fund                                        0.65% on next $2.5 billion
                                                  0.60% on the balance

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                         ACITM Mutual Fund                       Fee
-------------------------------------------------------------------------------
International      Alliance International Value(6)                  0.30%
Value Fund         Alliance International Diversified Value(6)      0.10%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(6)  This ACITM fund is privately placed or institutional.


58 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Fund                          Sub-advised Fund          Fee Schedule
-------------------------------------------------------------------------------
International Value Fund        Client # 1        0.65% on first $75 million
                                                  0.50% on next $25 million
                                                  0.40% on next $200 million
                                                  0.35% on next $450 million
                                                  0.30% thereafter

                                Client # 2(7)     0.60% on first $1 billion
                                                  0.55% on next $500 million
                                                  0.50% on next $500 million
                                                  0.45% on next $500 million
                                                  0.40% thereafter

                                Client # 3        0.50% on first $50 million
                                                  0.40% thereafter

                                Client # 4        0.30%

                                Client # 5        Base fee of
                                                  0.22% on first $1 billion
                                                  0.18% on next $1.5 billion
                                                  0.16% thereafter
                                                  +/- Performance Fee(8)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 59


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(9)

At the request of the Senior Officer, independent counsel for the Independent Trustees and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(10) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in international multi-cap equity securities, can have an investment style of value or core (blend).(11)

                                 Effective        Lipper
                                Management        Group
Fund                              Fee(12)         Median           Rank
-------------------------------------------------------------------------------
International Value Fund          0.736           0.784            1/8
                                  0.736           0.776           2/11


(9) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(10) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) The Fund's Lipper investment classification/objective is International Multi-Cap Value ("IMLV"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 6 funds with the investment classification/objective of IMLC and 5 funds of International Multi-Cap Core ("IMLC").

(12) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.


60 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(13) and Lipper Expense Universe.(14) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(15)

                            Expense     Lipper     Lipper    Lipper     Lipper
                             Ratio      Group      Group    Universe   Universe
Fund                        (%)(16)    Median(%)    Rank    Median(%)    Rank
-------------------------------------------------------------------------------
International Value Fund     1.200      1.431       1/8      1.529       1/15
                             1.200      1.439      2/11        N/A        N/A

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.


(13) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(14) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(15)  See footnote 11.

(16)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 61


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(17)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
International Value Fund                                        $154,719

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
International Value Fund                 $6,420,463             $205,848

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the


(17) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


62 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                         ABIS Fee(18)
-------------------------------------------------------------------------------
International Value Fund                                      $2,239,243

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses;


(18) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 63


there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(19) relative to its Lipper Performance Group(20) and Lipper Performance Universe(21) for the periods ended December 31, 2005:

International Value Fund                           Group          Universe
-------------------------------------------------------------------------------
1 year                                              2/8             3/19
3 year                                              2/8             3/15

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(22) versus its benchmark:(23)

                                      Periods Ending December 31, 2005
Fund                                       Annualized Performance
-------------------------------------------------------------------------------
                                     1              3            Since
                                    Year           Year        Inception
-------------------------------------------------------------------------------
International Value Fund           16.76          27.89          15.89
MSCI EAFE Index (Net)              13.54          23.68           8.10

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(19)  The performance rankings are for the Class A shares of the Fund.

(20)  The Lipper Performance Group is identical to the Lipper Expense Group.

(21) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(22)  The performance returns shown are for the Class A shares of the Fund.

(23) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


64 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 65


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IV-0151-1106




AllianceBernstein Small/Mid Cap
Value Fund



ANNUAL REPORT



November 30, 2006



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


_______________________________________________________________________________


Investment Products Offered

===========================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
===========================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


_______________________________________________________________________________


January 26, 2007


ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the "Fund") for the annual reporting period ended November 30, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-mid market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund invests in securities that are determined by the Bernstein Value Equities research unit to be undervalued and whose long-term earnings power is not reflected in the current market price of their securities. The Fund may also invest in securities issued by non-U.S. companies.

INVESTMENT RESULTS

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended November 30, 2006.

The Fund underperformed its benchmark for both the six- and 12-month periods ended November 30, 2006.

For the 12-month period, security selection was responsible for most of the underperformance and was a detractor across most sectors although it was more significant in financial services and technology. In technology, the Fund's holdings saw a number of stocks underperform after delivering lower-than-expected earnings reports. Consumer discretionary stocks were contributors in the 12-month period as a number of the Fund's holdings showed better-than-expected earnings growth from company-specific restructuring initiatives.

Many of the same themes witnessed in the 12-month period also occurred in the six-month period. Stock selection was again the primary driver of underperformance and occurred in most sectors although more so in technology and financial services. Returns from the Fund's financial services stocks were primarily hurt by an underweight in real estate investment trusts (REITs) which benefited from investors' strong appetite for yield in the period. Also similar to the annual reporting period, consumer discretionary stocks were a contributor for the six-month period as several of the Fund's holdings benefited from restructuring driven-earnings improvement.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the past 25 years, portfolios of small cap stocks with attractive valuation, relative profitability, and price momentum have significantly outperformed. As such, the Fund's Small/Mid Cap Value Investment Policy Group's research and investment process systematically seeks exposure to these factors. Over the six- and 12-month period ended November 30, 2006, however, exposure to stocks with these factors have been immaterial to relative returns at best and perverse at worst. Instead, the market has responded to a different


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 1
_______________________________________________________________________________


set of signals, largely driven by investor sentiment about the direction of the economy. Return shifts in response to changing economic breezes have been especially large because investors are generally fearful that the small-cap cycle may be coming to an end in its eighth year. Further, small cap stock valuations are high and uniform, meaning there are few if any anchors to which investors can cling with conviction. Over time, investment strategies based on predicting economic direction will fail because economic direction cannot be forecast with great confidence, and portfolios designed to prosper in a specific setting are ultimately undiversified.

The Group continues to invest the Fund's portfolio in a way that has generated past success--combining significant fundamental and quantitative research to find attractively valued companies. Further, the Group's process identifies companies that are capable of generating strong earnings even in a slower growing economy than has been witnessed over the past few years.


2 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and each Class' performance would have been lower than that shown.

BENCHMARK DISCLOSURE

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 3
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                     ================================
PERIODS ENDED NOVEMBER 30, 2006                   6 Months         12 Months
  AllianceBernstein Small/Mid Cap Value Fund
    Class A                                         7.06%            14.11%
    Class B                                         6.66%            13.24%
    Class C                                         6.66%            13.31%
    Advisor Class*                                  7.22%            14.47%
    Class R*                                        6.96%            13.88%
    Class K*                                        7.12%            14.16%
    Class I*                                        7.22%            14.46%
  Russell 2500 Value Index                         11.03%            18.75%


* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/06


Russell 2500 Value Index: $23,079

AllianceBernstein Small/Mid Cap Value Fund Class A: $21,702


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


              AllianceBernstein Small/
             Mid Cap Value Fund Class A       Russell 2500 Value Index
======================================================================
3/29/01*            $ 9,575                          $ 10,000
11/30/01             10,887                            10,737
11/30/02             10,874                            10,556
11/30/03             14,299                            14,262
11/30/04             17,312                            17,464
11/30/05             19,012                            19,435
11/30/06             21,702                            23,079


*    Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/06) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
==========================================================================
                                      NAV Returns         SEC Returns
CLASS A SHARES
1 Year                                   14.11%               9.28%
5 Years                                  14.79%              13.80%
Since Inception*                         15.51%              14.63%

CLASS B SHARES
1 Year                                   13.24%               9.24%
5 Years                                  13.94%              13.94%
Since Inception*                         14.69%              14.69%

CLASS C SHARES
1 Year                                   13.31%              12.31%
5 Years                                  13.98%              13.98%
Since Inception*                         14.69%              14.69%

ADVISOR CLASS SHARES+
1 Year                                   14.47%              14.47%
5 Years                                  15.10%              15.10%
Since Inception*                         15.84%              15.84%

CLASS R SHARES+
1 Year                                   13.88%              13.88%
Since Inception*                         15.37%              15.37%

CLASS K SHARES+
1 Year                                   14.16%              14.16%
Since Inception*                         10.87%              10.87%

CLASS I SHARES+
1 Year                                   14.46%              14.46%
Since Inception*                         11.11%              11.11%



* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 5
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
==========================================================================
                                                          SEC Returns
CLASS A SHARES
1 Year                                                       8.84%
5 Years                                                     12.70%
Since Inception*                                            14.55%

CLASS B SHARES
1 Year                                                       8.93%
5 Years                                                     12.89%
Since Inception*                                            14.61%

CLASS C SHARES
1 Year                                                      11.86%
5 Years                                                     12.90%
Since Inception*                                            14.60%

ADVISOR CLASS SHARES+
1 Year                                                      14.03%
5 Years                                                     14.02%
Since Inception*                                            15.75%

CLASS R SHARES+
1 Year                                                      13.43%
Since Inception*                                            15.21%

CLASS K SHARES+
1 Year                                                      13.74%
Since Inception*                                            10.81%

CLASS I SHARES+
1 Year                                                      14.04%
Since Inception*                                            11.08%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                     Beginning                       Ending
                   Account Value                 Account Value                 Expenses Paid
                    June 1, 2006               November 30, 2006               During Period*
              =======================     ===========================     =======================
               Actual    Hypothetical        Actual    Hypothetical**      Actual    Hypothetical
===================================================================================================
Class A       $ 1,000       $ 1,000       $ 1,070.61       $ 1,019.30       $ 5.97       $ 5.82
Class B       $ 1,000       $ 1,000       $ 1,066.58       $ 1,015.79       $ 9.58       $ 9.35
Class C       $ 1,000       $ 1,000       $ 1,066.58       $ 1,015.79       $ 9.58       $ 9.35
Advisor
Class         $ 1,000       $ 1,000       $ 1,072.15       $ 1,020.81       $ 4.42       $ 4.31
Class R       $ 1,000       $ 1,000       $ 1,069.63       $ 1,018.30       $ 7.00       $ 6.83
Class K       $ 1,000       $ 1,000       $ 1,071.18       $ 1,019.55       $ 5.71       $ 5.57
Class I       $ 1,000       $ 1,000       $ 1,072.15       $ 1,020.81       $ 4.42       $ 4.31


* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 7
_______________________________________________________________________________


PORTFOLIO SUMMARY
November 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,184.6


SECTOR BREAKDOWN*
23.5%     Financial
13.5%     Industrial Resources
13.0%     Capital Equipment
 7.7%     Consumer Staples
 7.6%     Consumer Cyclicals
 7.5%     Services
 7.3%     Technology
 7.2%     Consumer Growth
 6.5%     Utilities
 2.3%     Energy
 0.6%     Non-Financial

 3.3%     Short-Term


[PIE CHART OMITTED]


TEN LARGEST HOLDINGS**
November 30, 2006

                                                                Percent of
Company                                   Value                 Net Assets
==========================================================================
Arch Capital Group, Ltd.             $  22,337,920                 1.9%
Allegheny Energy, Inc.                  22,308,644                 1.9
GATX Corp.                              20,823,717                 1.8
IKON Office Solutions, Inc.             20,131,650                 1.7
SPX Corp.                               20,080,746                 1.7
Wisconsin Energy Corp.                  18,602,067                 1.6
Universal Corp.                         18,534,860                 1.6
PerkinElmer, Inc.                       18,430,335                 1.5
Old Republic International Corp.        18,395,162                 1.5
FelCor Lodging Trust, Inc.              17,647,618                 1.5
                                     -------------------------------------
                                     $ 197,292,719                16.7%


* All data are as of November 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

**   Long-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


PORTFOLIO OF INVESTMENTS
November 30, 2006


Company                                              Shares       U.S. $ Value
===============================================================================
COMMON STOCKS-96.5%

Financial-23.5%
Major Regional Banks-4.8%
Central Pacific Financial Corp.                      341,775    $    12,806,309
Susquehanna Bancshares, Inc.                         395,533         10,940,443
Trustmark Corp.                                      387,314         12,634,183
UnionBanCal Corp.                                    137,800          7,931,768
Whitney Holding Corp.                                385,337         12,419,411
                                                                ---------------
                                                                     56,732,114
Miscellaneous Financial-2.4%
A.G. Edwards, Inc.                                   146,500          8,475,025
Digital Realty Trust, Inc.                           391,000         14,248,040
Strategic Hotels & Resorts, Inc.                     258,400          5,620,200
                                                                ---------------
                                                                     28,343,265
Multi-Line Insurance-1.3%
StanCorp Financial Group, Inc.                       330,600         15,012,546
                                                                ---------------
Property - Casualty Insurance-8.1%
Arch Capital Group Ltd.(a)                           334,400         22,337,920
Aspen Insurance Holdings, Ltd.                       574,400         15,480,080
Old Republic International Corp.                     815,750         18,395,162
PartnerRe, Ltd.                                       61,786          4,307,720
Platinum Underwriters Holdings, Ltd.                 508,625         15,477,459
Radian Group, Inc.                                   248,800         13,238,648
RenaissanceRe Holdings, Ltd.                         114,000          6,712,320
                                                                ---------------
                                                                     95,949,309
Real Estate Investment Trust-2.4%
FelCor Lodging Trust, Inc.                           801,800         17,647,618
Mid-America Apartment Communities, Inc.              177,000         10,620,000
                                                                ---------------
                                                                     28,267,618
Savings & Loan-4.5%
Astoria Financial Corp.                              544,750         16,288,025
Provident Financial Services, Inc.                   713,000         12,969,470
Sovereign Bancorp, Inc.                              442,050         11,042,409
Webster Financial Corp.                              281,200         13,432,924
                                                                ---------------
                                                                     53,732,828
                                                                ---------------
                                                                    278,037,680
Industrial Resources-13.5%
Aluminum-1.3%
CommScope, Inc.(a)                                   511,000         15,416,870
                                                                ---------------



ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 9
_______________________________________________________________________________


Company                                              Shares       U.S. $ Value
===============================================================================
Chemicals-6.4%
Albemarle Corp.                                      126,600    $     8,829,084
Ashland, Inc.                                        235,200         15,901,872
Celanese Corp.-Class A                               473,950         10,426,900
Cytec Industries, Inc.                               267,800         14,281,774
Lubrizol Corp.                                       318,000         15,054,120
Rockwood Holdings, Inc.(a)                           450,500         11,402,155
                                                                ---------------
                                                                     75,895,905
Containers - Metal/Glass/Paper-1.1%
Owens-Illinois, Inc.(a)                              709,900         13,417,110
                                                                ---------------
Miscellaneous Industrial Commodities-0.5%
United Stationers, Inc.(a)                           112,400          5,213,112
                                                                ---------------
Miscellaneous Metals-2.4%
Commercial Metals Co.                                234,300          6,806,415
Reliance Steel & Aluminum Co.                        219,000          8,429,310
Silgan Holdings, Inc.                                302,958         13,069,608
                                                                ---------------
                                                                     28,305,333
Steel-1.8%
Chaparral Steel Co.                                   90,000          4,185,000
Quanex Corp.                                         144,300          5,354,973
Steel Dynamics, Inc.                                 362,500         11,788,500
                                                                ---------------
                                                                     21,328,473
                                                                ---------------
                                                                    159,576,803
Capital Equipment-13.0%
Aerospace & Defense-1.2%
Goodrich Corp.                                       306,400         13,788,000
                                                                ---------------
Auto Trucks - Parts-2.4%
ArvinMeritor, Inc.                                   882,000         15,267,420
TRW Automotive Holdings Corp.(a)                     532,525         13,227,921
                                                                ---------------
                                                                     28,495,341
Electrical Equipment-4.0%
Acuity Brands, Inc.                                  331,400         17,454,838
Checkpoint Systems, Inc.(a)                          372,200          7,138,796
Cooper Industries, Ltd.-Class A                      166,000         15,179,040
Genlyte Group, Inc.(a)                                95,700          8,121,102
                                                                ---------------
                                                                     47,893,776
Machinery-2.5%
Kennametal, Inc.                                     238,900         14,592,012
Terex Corp.(a)                                       260,900         14,615,618
                                                                ---------------
                                                                     29,207,630
Miscellaneous Capital Goods-2.9%
Hanover Compressor Co.(a)                            749,825         14,809,044
SPX Corp.                                            328,600         20,080,746
                                                                ---------------
                                                                     34,889,790
                                                                ---------------
                                                                    154,274,537


10 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Company                                              Shares       U.S. $ Value
===============================================================================
Consumer Staples-7.7%
Beverages - Soft, Lite & Hard-1.1%
Molson Coors Brewing Co.-Class B                     189,000    $    13,434,120
                                                                ---------------
Foods-3.6%
Corn Products International, Inc.                    235,300          8,546,096
Performance Food Group Co.(a)                        573,900         15,529,734
Universal Corp.                                      398,000         18,534,860
                                                                ---------------
                                                                     42,610,690
Restaurants-2.2%
Jack in the Box, Inc.(a)                             205,300         12,623,897
Papa John's International, Inc.(a)                   429,120         13,302,720
                                                                ---------------
                                                                     25,926,617
Retail Stores - Drugs-0.8%
Longs Drug Stores Corp.                              219,175          9,005,901
                                                                ---------------
                                                                     90,977,328
Consumer Cyclicals-7.6%
Home Furnishings-0.8%
Furniture Brands International, Inc.                 502,500          8,653,050
                                                                ---------------
Household - Appliances/Durables-1.1%
Briggs & Stratton Corp.                              490,775         13,295,095
                                                                ---------------
Retailers-4.2%
AutoNation, Inc.(a)                                  378,461          7,800,081
Charming Shoppes, Inc.(a)                            382,900          5,180,637
Office Depot, Inc.(a)                                200,900          7,606,074
Payless Shoesource, Inc.(a)                          388,200         12,107,958
Saks, Inc.                                           845,000         17,339,400
                                                                ---------------
                                                                     50,034,150
Textiles/Shoes - Apparel Manufacturing-1.5%
Liz Claiborne, Inc.                                  150,500          6,433,875
VF Corp.                                             145,000         11,366,550
                                                                ---------------
                                                                     17,800,425
                                                                ---------------
                                                                     89,782,720
Services-7.5%
Air Transport-2.4%
Alaska Air Group, Inc.(a)                            312,600         12,857,238
Continental Airlines, Inc.-Class B(a)                379,400         15,418,816
                                                                ---------------
                                                                     28,276,054
Miscellaneous Industrial Transportation-1.7%
GATX Corp.                                           450,925         20,823,717
                                                                ---------------
Railroads-1.0%
Laidlaw International, Inc.                          408,600         11,869,830
                                                                ---------------


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 11
_______________________________________________________________________________


Company                                              Shares       U.S. $ Value
===============================================================================
Truckers-2.4%
Con-way, Inc.                                        307,325    $    14,173,829
Ryder System, Inc.                                   267,000         13,929,390
                                                                ---------------
                                                                     28,103,219
                                                                ---------------
                                                                     89,072,820
Technology-7.2%
Communication - Equipment
  Manufacturers-1.0%
Andrew Corp.(a)                                    1,214,000         12,103,580
                                                                ---------------
Computer Services/Software-1.0%
CSG Systems International, Inc.(a)                   418,000         11,591,140
                                                                ---------------
Computer/Instrumentation-1.2%
Celestica, Inc.(a)                                   798,658          7,291,748
Sanmina-SCI Corp.(a)                               1,304,630          4,827,131
Solectron Corp.(a)                                   625,300          2,082,249
                                                                ---------------
                                                                     14,201,128
Miscellaneous Industrial Technology-1.3%
Arrow Electronics, Inc.(a)                           346,225         10,996,106
Avnet, Inc.(a)                                        47,041          1,166,146
Tech Data Corp.(a)                                    91,900          3,843,258
                                                                ---------------
                                                                     16,005,510
Semiconductors-2.7%
AVX Corp.                                            188,500          2,929,290
Siliconware Precision Industries Co. (ADR)           710,600          5,563,998
Vishay Intertechnology, Inc.(a)                      910,000         11,921,000
Zoran Corp.(a)                                       773,300         11,529,903
                                                                ---------------
                                                                     31,944,191
                                                                ---------------
                                                                     85,845,549
Consumer Growth-7.2%
Drugs-0.6%
Endo Pharmaceuticals Holdings, Inc.(a)               170,400          4,619,544
King Pharmaceuticals, Inc.(a)                        155,000          2,562,150
                                                                ---------------
                                                                      7,181,694
Entertainment-1.0%
Vail Resorts, Inc.(a)                                263,600         11,603,672
                                                                ---------------
Hospital Management-1.9%
Genesis HealthCare Corp.(a)                          190,000          8,797,000
Universal Health Services, Inc.-Class B              239,300         13,211,753
                                                                ---------------
                                                                     22,008,753
Other Medical-1.5%
PerkinElmer, Inc.                                    850,500         18,430,335
                                                                ---------------
Photography-1.7%
IKON Office Solutions, Inc.                        1,245,000         20,131,650
                                                                ---------------


12 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


                                                   Shares or
                                                   Principal
                                                     Amount
Company                                              (000)        U.S. $ Value
===============================================================================
Publishing-0.5%
Reader's Digest Association, Inc.                    373,700    $     6,259,475
                                                                ---------------
                                                                     85,615,579
Utilities-6.4%
Electric Companies-6.4%
Allegheny Energy, Inc.(a)                            502,900         22,308,644
Constellation Energy Group, Inc.                     167,225         11,473,307
Northeast Utilities                                  496,700         13,922,501
Puget Energy, Inc.                                   409,800         10,179,432
Wisconsin Energy Corp.                               397,650         18,602,067
                                                                ---------------
                                                                     76,485,951
Energy-2.3%
Offshore Drilling-0.5%
Rowan Cos., Inc.                                     157,300          5,665,946
                                                                ---------------
Oil Well Equipment & Services-0.2%
Todco-Class A(a)                                      62,500          2,500,625
                                                                ---------------
Oils - Integrated Domestic-1.1%
Hess Corp.                                           250,200         12,577,554
                                                                ---------------
Oils - Integrated International-0.5%
Plains Exploration & Production Co.(a)               128,900          6,068,612
                                                                ---------------
                                                                     26,812,737
Non-Financial-0.6%
Miscellaneous Building-0.6%
Harsco Corp.                                          89,800          7,007,094
                                                                ---------------
Total Common Stocks
  (cost $963,283,957)                                             1,143,488,798
                                                                ---------------
SHORT-TERM INVESTMENTS-3.3%
Time Deposit-3.3%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $39,013,000)                                 $39,013         39,013,000
                                                                ---------------
Total Investments-99.8%
  (cost $1,002,296,957)                                           1,182,501,798
Other assets less liabilities-0.2%                                    2,133,566
                                                                ---------------
Net Assets-100.0%                                               $ 1,184,635,364
                                                                ===============


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 13
_______________________________________________________________________________


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

ASSETS
Investments in securities, at value (cost $1,002,296,957)      $ 1,182,501,798
Cash                                                                 3,380,052
Receivable for shares of beneficial interest sold                    4,776,628
Receivable for investment securities sold                            3,913,626
Dividends and interest receivable                                    1,643,522
                                                               ---------------
Total assets                                                     1,196,215,626
                                                               ---------------
LIABILITIES
Payable for shares of beneficial interest redeemed                   3,656,957
Deferred dividend income                                             3,380,000
Payable for investment securities purchased                          2,828,013
Advisory fee payable                                                   702,326
Distribution fee payable                                               379,731
Transfer Agent fee payable                                             171,325
Accrued expenses                                                       461,910
                                                               ---------------
Total liabilities                                                   11,580,262
                                                               ---------------
Net Assets                                                     $ 1,184,635,364
                                                               ===============
COMPOSITION OF NET ASSETS
Paid-in capital                                                $   890,452,044
Undistributed net investment income                                  2,374,035
Accumulated net realized gain on investment transactions           111,604,444
Net unrealized appreciation of investments                         180,204,841
                                                               ---------------
                                                               $ 1,184,635,364
                                                               ===============


Net Asset Value Per Share--unlimited shares authorized, without par value

                                               Shares       Net Asset
Class                   Net Assets          Outstanding       Value
=====================================================================
A                     $ 533,762,538         29,840,068      $ 17.89*
B                     $ 226,763,797         13,105,356      $ 17.30
C                     $ 208,714,414         12,063,070      $ 17.30
Advisor               $ 173,391,469          9,563,865      $ 18.13
R                     $  19,372,470          1,086,937      $ 17.82
K                     $   5,210,763            290,997      $ 17.91
I                     $  17,419,913            968,766      $ 17.98


* The maximum offering price per share for Class A shares was $18.68 which reflects a sales charge of 4.25%.

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


STATEMENT OF OPERATIONS
Year Ended November 30, 2006


INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $3,418)                      $ 15,784,661
Interest                                      1,535,173       $  17,319,834
                                           ------------
EXPENSES
Advisory fee                                  8,046,455
Distribution fee--Class A                     1,372,322
Distribution fee--Class B                     2,417,515
Distribution fee--Class C                     1,984,473
Distribution fee--Class R                        49,093
Distribution fee--Class K                         3,081
Transfer agency--Class A                        840,340
Transfer agency--Class B                        494,901
Transfer agency--Class C                        378,882
Transfer agency--Advisor Class                  281,856
Transfer agency--Class R                         21,594
Transfer agency--Class K                          2,322
Transfer agency--Class I                          6,745
Custodian                                       258,948
Registration                                    174,551
Printing                                        117,408
Administrative                                   85,000
Legal                                            57,584
Audit                                            51,434
Trustees' fees                                   34,895
Miscellaneous                                    47,098
                                           ------------
Total expenses                               16,726,497
Less: expenses waived and reimbursed
  by the Adviser and Distributor
  (see Notes B and C)                        (1,736,758)
Less: expense offset arrangement
  (see Note B)                                  (43,940)
                                           ------------
Net expenses                                                     14,945,799
                                                              -------------
Net investment Income                                             2,374,035
                                                              -------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENT TRANSACTIONS
Net realized gain on
  investment transactions                                       112,800,159
Net change in unrealized
  appreciation/depreciation
  of investments                                                 26,329,777
                                                              -------------
Net gain on investment
  transactions.                                                 139,129,936
                                                              -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                             $ 141,503,971
                                                              =============


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 15
_______________________________________________________________________________


STATEMENT OF CHANGES IN NET ASSETS


                                          Year Ended             Year Ended
                                          November 30,           November 30,
                                              2006                   2005
                                        ===============        ===============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)            $     2,374,035        $      (725,203)
Net realized gain on investment
  transactions                              112,800,159            178,210,668
Net change in unrealized
  appreciation/depreciation
  of investments                             26,329,777            (72,204,184)
                                        ---------------        ---------------
Net increase in net assets from
  operations                                141,503,971            105,281,281
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment
  transactions
  Class A                                   (47,472,618)           (21,759,013)
  Class B                                   (29,443,176)           (18,232,817)
  Class C                                   (22,100,467)           (11,536,571)
  Advisor Class                             (14,655,764)           (27,511,605)
  Class R                                      (288,111)               (31,762)
  Class K                                        (7,370)                    -0-
  Class I                                      (759,475)                    -0-
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase (decrease)                     149,887,665           (165,624,536)
                                        ---------------        ---------------
Total increase (decrease)                   176,664,655           (139,415,023)
NET ASSETS
Beginning of period                       1,007,970,709          1,147,385,732
                                        ---------------        ---------------
End of period (including undistributed
  net investment income of $2,374,035
  and $0, respectively)                 $ 1,184,635,364        $ 1,007,970,709
                                        ===============        ===============


See notes to financial statements.


16 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


NOTES TO FINANCIAL STATEMENTS
November 30, 2006


NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.



ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 17
_______________________________________________________________________________


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


18 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 19
_______________________________________________________________________________


expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and lossses are allocated among the various share classes based on respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, ..85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.40%, 2.10%, 2.10%, 1.10% and 1.60% of the average daily net assets for Class A, Class B, Class C, Advisor Class and Class R shares, respectively. For the year ended November 30, 2006, such reimbursement amounted to $1,540,451.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2006, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $85,000.

The Fund compensates AllianceBernstein Investor Services, Inc., (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,001,340 for the year ended November 30, 2006.


20 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


For the year ended November 30, 2006, the Fund's expenses were reduced by $43,940 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $46,872 from the sales of Class A shares and received $10,537, $181,420 and $33,415 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006 amounted to $761,979, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2006, with respect to class B shares, payments made to the Distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2006, such waiver amounted to $111,307. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,954,885, $44,838, $114,910 and $26,096 for Class B, Class C,
Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 21
_______________________________________________________________________________


NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                        Purchases            Sales
                                      =================================
Investment securities (excluding
  U.S. government securities)         $ 589,949,091      $ 559,551,879
U.S. government securities                       -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                          $ 1,002,469,285
                                              ===============
Gross unrealized appreciation                 $   209,317,053
Gross unrealized depreciation                     (29,284,540)
                                              ---------------
Net unrealized appreciation                   $   180,032,513
                                              ===============

NOTE E
SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for each class were as follows:


                               Shares                        Amount
                   -----------------------------  ----------------------------
                      Year Ended     Year Ended    Year Ended     Year Ended
                      November 30,  November 30,   November 30,   November 30,
                          2006           2005          2006           2005
                   ===========================================================
CLASS A
Shares sold            13,129,740     12,354,293  $ 219,301,582  $ 208,273,560
Shares issued in
  reinvestment of
  distributions         2,726,768      1,235,206     43,601,031     20,220,308
Shares converted
  from Class B            562,275        345,171      9,461,641      5,838,690
Shares redeemed       (10,300,476)    (8,108,106)  (171,909,185)  (135,826,185)
Net increase            6,118,307      5,826,564  $ 100,455,069  $  98,506,373
CLASS B
Shares sold             1,255,485      2,327,846  $  20,286,909  $  38,233,299
Shares issued in
  reinvestment of
  distributions         1,614,267        956,412     25,134,141     15,407,810
Shares converted
  to Class A             (579,707)      (352,117)    (9,461,641)    (5,838,690)
Shares redeemed        (4,037,599)    (3,257,713)   (65,451,395)   (53,487,430)
Net decrease           (1,747,554)      (325,572) $ (29,491,986) $  (5,685,011)


22 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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                               Shares                        Amount
                   -----------------------------  ----------------------------
                      Year Ended     Year Ended    Year Ended     Year Ended
                      November 30,  November 30,   November 30,   November 30,
                          2006           2005          2006           2005
                   ===========================================================
CLASS C
Shares sold             2,919,633      3,573,644  $  47,147,504  $  58,864,536
Shares issued in
  reinvestment of
  distributions         1,074,562        533,192     16,730,933      8,584,380
Shares redeemed        (3,091,466)    (2,470,798)   (50,140,978)   (40,511,124)
Net increase              902,729      1,636,038  $  13,737,459  $  26,937,792
ADVISOR CLASS
Shares sold             3,467,292      3,638,127  $  58,277,781  $  60,896,103
Shares issued in
  reinvestment of
  distributions           792,248      1,620,234     12,802,727     26,701,457
Shares redeemed        (2,135,149)   (22,018,622)   (36,332,342)  (381,669,053)
Net increase
  (decrease)            2,124,391    (16,760,261) $  34,748,166  $(294,071,493)
CLASS R
Shares sold             1,218,285        144,734  $  20,286,103  $   2,403,021
Shares issued in
  reinvestment of
  distributions            17,128          1,865        273,366         30,494
Shares redeemed          (288,394)       (33,018)    (4,812,938)      (558,188)
Net increase              947,019        113,581  $  15,746,531  $   1,875,327


                                March 1, 2005(a)               March 1, 2005(a)
                                 to November 30,               to November 30,
                                         2005                         2005
                   ===========================================================
CLASS K
Shares sold               313,549         3,615     $ 5,296,865    $    62,902
Shares issued in
  reinvestment of
  distributions               386            -0-          6,179             -0-
Shares redeemed           (26,553)           -0-       (448,068)            -0-
Net increase              287,382         3,615     $ 4,854,976    $    62,902
CLASS I
Shares sold               585,078       381,454     $ 9,832,620    $ 6,749,574
Shares issued in
  reinvestment of
  distributions            39,931            -0-        640,085             -0-
Shares redeemed           (37,697)           -0-       (635,255)            -0-
Net increase              587,312       381,454     $ 9,837,450    $ 6,749,574


(a)  Commencement of distribution.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 23
_______________________________________________________________________________


NOTE F
RISKS INVOLVED IN INVESTING IN THE FUND

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.

NOTE H
DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                      2006                 2005
                                 ==============       ==============
Distributions paid from:
  Ordinary income                $   13,656,602       $   18,859,079
  Net long term capital gains       101,070,379           60,212,689
                                 --------------       --------------
Total taxable distributions         114,726,981           79,071,768
                                 --------------       --------------
Total distributions paid         $  114,726,981       $   79,071,768
                                 ==============       ==============


24 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income               $  13,596,285
Undistributed long-term capital gains         103,934,523
Unrealized appreciation/(depreciation)        180,032,513
                                            -------------
Total accumulated earnings/(deficit)        $ 297,563,321(a)
                                            =============

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, adjustments in real estate investment trusts and a special dividend from an investment.


NOTE I
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 25
_______________________________________________________________________________


contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or


26 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 27
_______________________________________________________________________________


Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District


28 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 29
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                         Class A
                                            ----------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $17.63        $17.23       $14.62       $11.19       $11.37
Income From Investment
  Operations
Net investment income(a)(b)                      .08           .02          .01(c)       .02          .10
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.17          1.58         3.00         3.48         (.11)
Net increase (decrease) in
  net asset value from
  operations                                    2.25          1.60         3.01         3.50         (.01)
Less: Dividends and
  Distributions
Dividends from net
  investment income                               -0-           -0-          -0-        (.07)        (.08)
Distributions from
  net realized gain on
  investment transactions                      (1.99)        (1.20)        (.40)          -0-        (.09)
Total dividends and
  distributions                                (1.99)        (1.20)        (.40)        (.07)        (.17)
Net asset value,
  end of period                               $17.89        $17.63       $17.23       $14.62       $11.19
Total Return
Total investment return
  based on net asset value(d)                  14.11%         9.82%       21.07%       31.50%        (.12)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $533,763      $418,217     $308,303     $182,631     $113,070
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.15%(e)      1.15%        1.17%        1.40%        1.40%
  Expenses, before waivers/
    reimbursements                              1.31%(e)      1.44%        1.58%        1.79%        1.81%
  Net investment income(b)                       .47%(e)       .14%         .06%(c)      .16%         .80%
Portfolio turnover rate                           54%           42%          31%          23%          30%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                            Class B
                                            ---------------------------------------------------------------------
                                                                    Year Ended November 30,
                                            ---------------------------------------------------------------------
                                                2006               2005         2004         2003         2002
                                            -----------        -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $17.23             $16.97       $14.51       $11.12       $11.33
Income From Investment
  Operations
Net investment income
  (loss)(a)(b)                                  (.04)(f)           (.09)        (.10)(c)     (.06)         .01
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.10               1.55         2.96         3.45         (.10)
Net increase (decrease) in
  net asset value from
  operations                                    2.06               1.46         2.86         3.39         (.09)
Less: Dividends and
  Distributions
Dividends from net
  investment income                               -0-                -0-          -0-          -0-        (.03)
Distributions from
  net realized gain on
  investment transactions                      (1.99)             (1.20)        (.40)          -0-        (.09)
Total dividends and
  distributions                                (1.99)             (1.20)        (.40)          -0-        (.12)
Net asset value,
  end of period                               $17.30             $17.23       $16.97       $14.51       $11.12
Total Return
Total investment return
  based on net asset value(d)                  13.24%              9.10%       20.17%       30.49%        (.87)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $226,764           $255,873     $257,615     $219,128     $168,713
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.85%(e)          1.85%        1.87%        2.10%        2.10%
  Expenses, before waivers/
    reimbursements                              2.03%(e)           2.16%        2.32%        2.54%        2.53%
  Net investment income
    (loss)(b)                                   (.27)%(e)(f)       (.56)%       (.63)%(c)    (.52)%        .11%
Portfolio turnover rate                           54%                42%          31%          23%          30%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 31
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class C
                                            ----------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $17.22        $16.97       $14.50       $11.11       $11.31
Income From Investment
  Operations
Net investment income
  (loss)(a)(b)                                  (.04)         (.09)        (.10)(c)     (.06)         .01
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.11          1.54         2.97         3.45         (.09)
Net increase (decrease) in
  net asset value from
  operations                                    2.07          1.45         2.87         3.39         (.08)
Less: Dividends and
  Distributions
Dividends from net
  investment income                               -0-           -0-          -0-          -0-        (.03)
Distributions from net realized
  gain on investment
  transactions                                 (1.99)        (1.20)        (.40)          -0-        (.09)
Total dividends and
  distributions                                (1.99)        (1.20)        (.40)          -0-        (.12)
Net asset value,
  end of period                               $17.30        $17.22       $16.97       $14.50       $11.11
Total Return
Total investment return based
  on net asset value(d)                        13.31%         9.04%       20.26%       30.51%        (.78)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $208,714      $192,237     $161,634     $109,922      $70,467
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.85%(e)      1.85%        1.87%        2.10%        2.10%
  Expenses, before waivers/
    reimbursements                              2.02%(e)      2.15%        2.30%        2.50%        2.51%
  Net investment income
    (loss)(b)                                   (.25)%(e)     (.55)%       (.64)%(c)    (.53)%        .11%
Portfolio turnover rate                           54%           42%          31%          23%          30%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                      Advisor Class
                                            ----------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $17.79        $17.33       $14.66       $11.23       $11.40
Income From Investment
  Operations
Net investment income(a)(b)                      .13           .07          .05(c)       .06          .13
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.20          1.59         3.02         3.47         (.10)
Net increase in net asset
  value from operations                         2.33          1.66         3.07         3.53          .03
Less: Dividends and
  Distributions
Dividends from net
  investment income                               -0-           -0-          -0-        (.10)        (.11)
Distributions from net
  realized gain on investment
  transactions                                 (1.99)        (1.20)        (.40)          -0-        (.09)
Total dividends and
  distributions                                (1.99)        (1.20)        (.40)        (.10)        (.20)
Net asset value,
  end of period                               $18.13        $17.79       $17.33       $14.66       $11.23
Total Return
Total investment return based
  on net asset value(d)                        14.47%        10.13%       21.43%       31.75%        (.18)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $173,391      $132,379     $419,381     $275,757     $151,308
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .85%(e)       .85%         .87%        1.10%        1.10%
  Expenses, before waivers/
    reimbursements                              1.01%(e)      1.09%        1.28%        1.49%        1.54%
  Net investment income(b)                       .75%(e)       .40%         .36%(c)      .46%        1.10%
Portfolio turnover rate                           54%           42%          31%          23%          30%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 33
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Class R
                                                --------------------------------------------------
                                                                                    November 3,
                                                                                     2003(g) to
                                                        Year Ended November 30,        November
                                                -------------------------------------       30,
                                                    2006         2005         2004         2003
                                                -----------  -----------  -----------  -----------
Net asset value, beginning of period              $17.60       $17.21       $14.62       $14.24
Income From Investment Operations
Net investment income (loss)(a)(b)                   .06         (.01)        (.06)(c)       -0-(h)
Net realized and unrealized gain on
  investment transactions                           2.15         1.60         3.05          .38
Net increase in net asset value from
  operations                                        2.21         1.59         2.99          .38
Less: Distributions
Distributions from net realized gain on
  investment transactions                          (1.99)       (1.20)        (.40)          -0-
Net asset value, end of period                    $17.82       $17.60       $17.21       $14.62
Total Return
Total investment return based on net
  asset value(d)                                   13.88%        9.77%       20.93%        2.67%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $19,372       $2,463         $453          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                  1.35%(e)     1.35%        1.35%        1.60%(i)
  Expenses, before waivers/
    reimbursements                                  1.55%(e)     1.67%        1.85%        1.96%(i)
  Net investment income (loss)(b)                    .33%(e)     (.03)%       (.38)%(c)     .21%(i)
Portfolio turnover rate                               54%          42%          31%          23%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                            Class K
                                                                 -----------------------------
                                                                                    March 1,
                                                                                  2005(g) to
                                                                     Year Ended     November
                                                                       November          30,
                                                                       30, 2006         2005
                                                                 -----------------------------
Net asset value, beginning of period                                     $17.64       $16.81
Income From Investment Operations
Net investment income(a)(b)                                                 .15          .03
Net realized and unrealized gain on investment transactions                2.11          .80
Net increase in net asset value from operations                            2.26          .83
Less: Distributions
Distributions from net realized gain on investment transactions           (1.99)          -0-
Net asset value, end of period                                           $17.91       $17.64
Total Return
Total investment return based on net asset value(d)                       14.16%        4.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $5,211          $64
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                  1.10%(e)     1.10%(i)
  Expenses, before waivers/reimbursements                                  1.28%(e)     1.40%(i)
  Net investment income(b)                                                  .92%(e)      .31%(i)
Portfolio turnover rate                                                      54%          42%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 35
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                            Class I
                                                                 -----------------------------
                                                                                    March 1,
                                                                                  2005(g) to
                                                                     Year Ended     November
                                                                       November          30,
                                                                       30, 2006         2005
                                                                 -----------------------------
Net asset value, beginning of period                                     $17.66       $16.81
Income From Investment Operations
Net investment income(a)(b)                                                 .13          .07
Net realized and unrealized gain on investment transactions                2.18          .78
Net increase in net asset value from operations                            2.31          .85
Less: Distributions
Distributions from net realized gain on investment transactions           (1.99)          -0-
Net asset value, end of period                                           $17.98       $17.66
Total Return
Total investment return based on net asset value(d)                       14.46%        5.06%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $17,420       $6,738
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                   .85%(e)      .85%(i)
  Expenses, before waivers/reimbursements                                   .89%(e)     1.08%(i)
  Net investment income(b)                                                  .79%(e)      .59%(i)
Portfolio turnover rate                                                      54%          42%


(a) Based on average shares outstanding.

(b) Net of fees and expenses waived/reimbursed by the Adviser.

(c) Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay the Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f) Net of fees and expenses waived by the Distributor.

(g) Commencement of distribution.

(h) Amount is less than $.005.

(i) Annualized.


36 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small Cap Value Fund, (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund at November 30, 2006, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


New York, New York
January 22, 2007


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 37
_______________________________________________________________________________


TAX INFORMATION
(unaudited)

For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $13,965,602 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2006 qualifies for the corporate dividends received deduction. The Fund also designates $101,070,379 from distributions paid in the fiscal year as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


38 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


BOARD OF TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Senior Vice President
James W. MacGregor(2), Vice President
Andrew J. Weiner(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02110


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 39
_______________________________________________________________________________


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND                    OTHER
        NAME,                                 PRINCIPAL                       COMPLEX                 TRUSTEESHIP
    ADDRESS*, AGE                           OCCUPATION(S)                   OVERSEEN BY                 HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                  TRUSTEE                   TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #           Investment adviser and an                    110                      None
74                                 independent consultant. He
(2001)                             was formerly Senior Manager
                                   of Barrett Associates, Inc., a
                                   registered investment adviser,
                                   with which he had been
                                   associated since prior to 2002. He
                                   was formerly Deputy Comptroller
                                   and Chief Investment Officer
                                   of the State of New York and,
                                   prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.

David H. Dievler, #                Independent Consultant. Until                109                      None
77                                 December 1994 he was Senior
(2001)                             Vice President of AllianceBernstein
                                   Corporation ("AB Corp") (formerly
                                   Alliance Capital Management
                                   Corporation) responsible for mutual
                                   fund administration. Prior to
                                   joining AB Corp. in 1984, he
                                   was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that he
                                   was Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of            108                      None
64                                 Save Venice, Inc. (preservation
(2001)                             organization) from 2001-2002, a
                                   Senior Advisor from June 1999-
                                   June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the Audit
                                   Committee of AB Corp. (formerly
                                   Alliance Capital Management
                                   Corporation).


40 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


                                                                            PORTFOLIOS
                                                                              IN FUND                    OTHER
        NAME,                                 PRINCIPAL                       COMPLEX                 TRUSTEESHIP
    ADDRESS*, AGE                           OCCUPATION(S)                   OVERSEEN BY                 HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                  TRUSTEE                   TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Michael J. Downey, #               Consultant since January 2004.            108                     Asia Pacific
63                                 Formerly managing partner of                                       Fund, Inc.
(2005)                             Lexington Capital, LLC (investment                                  and The
                                   advisory firm) from December                                      Merger Fund
                                   1997 until December 2003.
                                   Prior thereto, Chairman and
                                   CEO of Prudential Mutual Fund
                                   Management from 1987 until
                                   1993.

D. James Guzy, #                   Chairman of the Board of PLX              108                 Intel Corporation
70                                 Technology (semi-conductors)                                  (semi-conductors);
(2005)                             and of SRC Computers Inc.,                                       Cirrus Logic
                                   with which he has been associated                                Corporation
                                   since prior to 2002. He is also                               (semi-conductors);
                                   President of the Arbor Company                                     and the
                                   (private family investments).                                  Davis Selected
                                                                                                  Advisors Group
                                                                                                  of Mutual Funds

Nancy P. Jacklin, #                Formerly U.S. Executive Director          108                     None
58                                 of the International Monetary Fund
(2006)                             (December 2002-May 2006);
                                   Partner, Clifford Chance (1992-2002);
                                   Senior Counsel, International Banking
                                   and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel (International),
                                   Federal Reserve Board of Governors
                                   (1982-1985); and Attorney Advisor,
                                   U.S. Department of the Treasury
                                   (1973-1982). Member of the Bar of
                                   the District of Columbia and of New
                                   York; and member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture               108                 The George Lucas
65                                 Associates (venture capital and                                 Educational
(2005)                             consulting) since prior to 2002.                              Foundation and
                                   From 2003 until May 31, 2006, he                                 National
                                   was CEOof Toppan Photomasks,                                  Datacast, Inc.
                                   Inc., Austin, Texas (semi-conductor
                                   manufacturing services).


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 41
_______________________________________________________________________________


                                                                            PORTFOLIOS
                                                                              IN FUND                    OTHER
        NAME,                                 PRINCIPAL                       COMPLEX                 TRUSTEESHIP
    ADDRESS*, AGE                           OCCUPATION(S)                   OVERSEEN BY                 HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                  TRUSTEE                   TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Earl D. Weiner, #                  Of Counsel, and Partner from              107                        None
67                                 1976-2006, of the law firm
(2007)                             Sullivan & Cromwell LLP, special-
                                   izing in investment management,
                                   corporate and securities law.

INTERESTED TRUSTEE
Marc O. Mayer, ++                  Executive Vice President of the           108                   SCB Partners, Inc.
1345 Avenue of the                 Adviser since 2001 and Executive                                  and SCB Inc.
Americas                           Managing Director of AllianceBernstein
New York, NY 10105                 Investments, Inc. ("ABI") since 2003;
49                                 prior thereto he was head of
(2003)                             AllianceBernstein Institutional
                                   Investments, a unit of the Adviser,
                                   from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co. LLC) ("SCB & Co.")
                                   and its predecessor since prior to
                                   2002.


*  The address for each of the Fund's Trustees is c/o AllianceBernstein L.P.,
Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund's Trustees.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.


42 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                  POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                    HELD WITH FUND                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and
61                            and Independent               Independent Compliance Officer of
                              Compliance Officer            the AllianceBernstein Funds, with which
                                                            he has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, LP since prior
                                                            to 2002 until March 2003.

Joseph G. Paul                Senior Vice President         Senior Vice President of the Adviser**,
46                                                          with which he has been associated
                                                            since prior to 2002, Chief Investment
                                                            Officer of Small- and Mid-Cap Value
                                                            Equities since 2002, Chief Investment
                                                            Officer of Advanced Value since prior
                                                            to 2002 and Co-Chief Investment
                                                            Officer of Real Estate Investments
                                                            since July 2004.

James W. MacGregor            Vice President                Senior Vice President of the Adviser**,
39                                                          with which he has been associated
                                                            since prior to 2002, and Director of
                                                            Research for Small- and Mid-Cap Value
                                                            Equities.

Andrew J. Weiner              Vice President                Senior Vice President of the Adviser**,
38                                                          with which he has been associated
                                                            since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of ABI**, with which she has
                                                            been associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of ABIS**, with
47                            Financial Officer             which he has been associated since
                                                            prior to 2002.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior to
                                                            2002.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 43
_______________________________________________________________________________


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Small/Mid Cap Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in two private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to two securities indices;


44 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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     2.   the nature, extent and quality of investment, compliance,
administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by



ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 45
_______________________________________________________________________________


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Trust.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps in effect for the Fund.


46 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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The trustees considered the scope and quality of services provided by the
Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 47
_______________________________________________________________________________


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 11 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 51 to 43 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index (the "2500 Value Index") and the Russell 2500 Index (the "2500 Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison


48 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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the Fund was in the 3rd quintile in the 1- and 3-year periods, and in the
Performance Universe comparison the Fund was in the 4th quintile in the 1-year period and 2nd quintile in the 3-year period. The comparative information showed that the Fund underperformed the 2500 Value Index in the 3-year period, and outperformed the 2500 Value Index in the 1-year and since inception periods, and that it underperformed the 2500 Index in the 1- and 3-year periods and outperformed the 2500 Index in the since inception period. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 49
_______________________________________________________________________________


expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was slightly lower than the Expense Group median. The trustees noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 1 basis point had been waived by the Adviser. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific ser-


50 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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vices provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 51
_______________________________________________________________________________


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


52 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Small/Mid Cap Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;

     2. Management fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 53
_______________________________________________________________________________


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                Net Assets         Advisory Fee
                 02/28/06      Based on % of Average
Category        (million)        Daily Net Assets                Fund
------------------------------------------------------------------------------
Specialty       $1,050.6     75 bp on 1st $2.5 billion     Small/Mid Cap Value
                             65 bp on next $2.5 billion    Fund
                             60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                              As a % of Average
Fund                                                Amount     Daily Net Assets
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund(4)                        $85,000          0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                          Expense Cap
                          Pursuant to            Gross
                       Expense Limitation       Expense           Fiscal
Fund                       Undertaking           Ratio           Year End
-------------------------------------------------------------------------------
Small/Mid Cap Value     Class A     1.15%        1.44%          November 30
Fund                    Class B     1.85%        2.16%
                        Class C     1.85%        2.15%
                        Class R     1.35%        1.67%
                        Class K     1.10%        1.40%
                        Class I     0.85%        1.08%
                        Adv. Class  0.85%        1.09%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4) The Adviser waived this expense reimbursement by the Fund.


54 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes - Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 55
_______________________________________________________________________________


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                 Net Assets    AllianceBernstein ("AB")    Effective      Fund
                  02/28/06     Institutional ("Inst.")      AB Inst.    Advisory
Fund               ($MIL)           Fee Schedule           Adv. Fee      Fee(5)
-------------------------------------------------------------------------------
Small/Mid Cap    $1,050.6      Small & Mid Cap Value        0.569%       0.750%
Value Fund                     95 bp on 1st $25 million
                               75 bp on next $25 million
                               65 bp on next $50 million
                               55 bp on the balance
                               Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                            AVPS Portfolio              Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund    Small/Mid Cap Value     0.75% on first $2.5 billion
                            Portfolio               0.65% on next $2.5 billion
                                                    0.60% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                           Sub-advised Fund             Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund          Client # 1         0.50%

                                  Client # 2         0.72% on first $25 million
                                                     0.54% on next $225 million
                                                     0.50% thereafter

                                  Client # 3         0.80%

                                  Client # 4         1.00% on first $10 million
                                                     0.875% on next $10 million
                                                     0.75% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


56 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
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II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                             Effective             Lipper
                             Management            Group
Fund                           Fee(7)              Median             Rank
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund       0.750                0.762             4/11

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below.

                           Expense     Lipper     Lipper      Lipper     Lipper
                            Ratio       Group      Group    Universe    Universe
Fund                       (%)(10)    Median (%)   Rank     Median (%)    Rank
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund    1.150       1.212      3/11       1.309       9/46

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

(6) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 57
_______________________________________________________________________________


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(11)

(11) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


58 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                                           $55,101

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                                     12b-1 Fees         CDSC
Fund                                                  Received        Received
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                            $5,464,979        $274,118

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                                ABIS Fee(12)
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                                            $1,407,373

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

(12) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 59
_______________________________________________________________________________


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Small/Mid Cap Value Fund                                 Group        Universe
-------------------------------------------------------------------------------
1 year                                                    5/11           35/51
3 year                                                    5/10           17/43


(13) The performance rankings are for the Class A shares of the Fund.

(14) The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


60 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
_______________________________________________________________________________


Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(16) versus its benchmarks:(17)

                                             Periods Ending December 31, 2005
                                                  Annualized Performance
-------------------------------------------------------------------------------
                                            1               3          Since
Fund                                      Year            Year       Inception
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                  7.89           22.11           15.82
Russell 2500 Value Index                  7.74           23.82           14.66
Russell 2500 Index                        8.11           23.00           11.75


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006

(16) The performance returns shown are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 61
_______________________________________________________________________________


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



SMCV-0151-1106


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Value Fund

Annual Report

November 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


January 29, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Value Fund (the "Fund") for the annual reporting period ended November 30, 2006.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2006.

For the 12-month period ended November 30, 2006, the Fund underperformed its benchmark. Security selection within the industrial resources and technology sectors detracted from the Fund's return split between both security and sector selection. Security selection within the consumer growth, energy and utilities sectors contributed positively to the Fund's performance, as did the underweight position in non-financials (housing).

For the six-month period ended November 30, 2006, the Fund underperformed its benchmark. Negative security selection in capital equipment, financials and technology detracted from the Fund's performance during the six-month period. The Fund's performance was enhanced by positive stock selection in the consumer growth and consumer staples sectors, in addition to an underweight position in the non-financials (housing).

Market Review and Investment Strategy

The strong gains by equity markets in 2006 were underpinned by favorable economic developments. During the second quarter of 2006, the market's upward trajectory was temporarily interrupted by concerns that sharply rising commodities prices, especially oil, would stoke inflationary pressure, prompting central banks to ratchet up interest rates, which would further subdue already slowing growth. These concerns spurred investors to fear a slide into recession. But benign inflation data over the summer of 2006 allowed the U.S. Federal Reserve to pause in August--after two years of raising rates at every meeting--and investors eventually began to believe in a soft landing for the U.S.

A central tenet of the investment process of the Fund's U.S. Value Investment Policy Group (the "Group") is to keep the Fund's portfolio risk proportionate to the value opportunity that the Group identifies. Conse-


ALLIANCEBERNSTEIN VALUE FUND o 1


quently, the Fund's overweighted and underweighted sector positions, relative to its benchmark, are smaller than usual. As a result, the amount of risk relative to the broad market--and to the benchmark--remains low.

As always, the Group continues to tap the resources of its extensive research effort to uncover the value opportunities that do exist.


2 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund's net asset value. The Fund may invest up to 15% of its total assets in securities issued by non-U.S. companies. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED NOVEMBER 30, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Value Fund
  Class A                                              11.92%        18.47%
  Class B                                              11.88%        18.40%
  Class C                                              11.53%        17.61%
  Advisor Class*                                       12.08%        18.76%
  Class R*                                             11.71%        18.01%
  Class K*                                             11.97%        18.51%
  Class I*                                             12.08%        18.76%

  Russell 1000 Value Index                             12.92%        20.28%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/06

AllianceBernstein Value Fund Class A: $15,808
Russell 1000 Value Index: $16,641


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           AllianceBernstein              Russell 1000
                           Value Fund Class A             Value Index
-------------------------------------------------------------------------------
        3/29/01*                 $  9575                    $ 10000
        11/30/01                    9824                       9926
        11/30/02                    9081                       8972
        11/30/03                   10619                      10512
        11/30/04                   12345                      12580
        11/30/05                   13338                      13835
        11/30/06                   15808                      16641


*  Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01* to 11/30/06) as compared to the performance of the Fund's benchmark, the Russell 1000 Value Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                              18.47%         13.42%
5 Years                              9.97%          9.01%
Since Inception*                     9.23%          8.40%

Class B Shares
1 Year                              18.40%         14.40%
5 Years                              9.33%          9.33%
Since Inception*                     8.59%          8.59%

Class C Shares
1 Year                              17.61%         16.61%
5 Years                              9.20%          9.20%
Since Inception*                     8.47%          8.47%

Advisor Class Shares+
1 Year                              18.76%         18.76%
5 Years                             10.31%         10.31%
Since Inception*                     9.58%          9.58%

Class R Shares+
1 Year                              18.01%         18.01%
Since Inception*                    13.65%         13.65%

Class K Shares+
1 Year                              18.51%         18.51%
Since Inception*                    12.23%         12.23%

Class I Shares+
1 Year                              18.76%         18.76%
Since Inception*                    12.51%         12.51%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN VALUE FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             16.08%
5 Years                                             9.18%
Since Inception*                                    8.79%

Class B Shares
1 Year                                             17.23%
5 Years                                             9.51%
Since Inception*                                    8.98%

Class C Shares
1 Year                                             19.43%
5 Years                                             9.35%
Since Inception*                                    8.85%

Advisor Class Shares+
1 Year                                             21.67%
5 Years                                            10.45%
Since Inception*                                    9.97%

Class R Shares+
1 Year                                             20.79%
Since Inception*                                   14.24%

Class K Shares+
1 Year                                             21.30%
Since Inception*                                   13.35%

Class I Shares+
1 Year                                             21.67%
Since Inception*                                   13.62%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN VALUE FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                        Beginning                          Ending
                      Account Value                    Account Value                  Expenses Paid
                      June 1, 2006                   November 30, 2006                During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**       Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,119.17        $1,019.95           $5.42          $5.16
Class B        $1,000          $1,000         $1,118.77        $1,019.85           $5.52          $5.27
Class C        $1,000          $1,000         $1,115.30        $1,016.39           $9.17          $8.74
Advisor
Class          $1,000          $1,000         $1,120.82        $1,021.46           $3.83          $3.65
Class R        $1,000          $1,000         $1,117.06        $1,018.30           $7.16          $6.83
Class K        $1,000          $1,000         $1,119.72        $1,020.31           $5.05          $4.81
Class I        $1,000          $1,000         $1,120.80        $1,021.36           $3.93          $3.75


* Expenses are equal to the classes' annualized expense ratios of 1.02%, 1.04%, 1.73%, 0.72%, 1.35%, 0.95% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN VALUE FUND o 7


PORTFOLIO SUMMARY
November 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,124.1


SECTOR BREAKDOWN*
[ ]  33.9%   Financial                            [PIE CHART OMITTED]
[ ]  12.8%   Energy
[ ]  10.9%   Consumer Staples
[ ]  9.5%    Utilities
[ ]  9.3%    Consumer Growth
[ ]  6.7%    Capital Equipment
[ ]  5.4%    Consumer Cyclicals
[ ]  5.2%    Technology
[ ]  3.3%    Industrial Commodities
[ ]  1.4%    Services

[ ]  1.6%    Short-Term


TEN LARGEST HOLDINGS
November 30, 2006


                                                                    Percent of
Company                                         U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Exxon Mobil Corp.                               $ 64,174,755            5.7%
Citigroup, Inc.                                   44,521,902            4.0
Bank of American Corp.                            41,340,645            3.7
Pfizer, Inc.                                      38,310,064            3.4
General Electric Co.                              36,038,520            3.2
Chevron Corp.                                     31,806,336            2.8
JPMorgan Chase & Co.                              30,873,388            2.8
American International Group, Inc.                27,094,296            2.4
AT&T, Inc.                                        24,872,985            2.2
Procter & Gamble Co.                              23,615,319            2.1
-------------------------------------------------------------------------------
                                                $362,648,210           32.3%


* All data are as of November 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN VALUE FUND


PORTFOLIO OF INVESTMENTS
November 30, 2006


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.0%

Financial-33.7%
Banks - NYC-7.9%
The Bank of New York Co., Inc                         274,100    $    9,741,514
CIT Group, Inc.                                        65,700         3,417,057
Citigroup, Inc.                                       897,800        44,521,902
JPMorgan Chase & Co.                                  667,100        30,873,388
                                                                  -------------
                                                                     88,553,861

Finance - Personal Loans-0.3%
Countrywide Financial Corp.                            87,400         3,471,528

Life Insurance-2.3%
Genworth Financial, Inc.-Class A                      208,600         6,842,080
Metlife, Inc.                                         152,200         8,938,706
Prudential Financial, Inc.                             59,600         4,856,208
Torchmark Corp.                                        15,700           992,554
UnumProvident Corp.                                   188,450         3,859,456
                                                                  -------------
                                                                     25,489,004

Major Regional Banks-9.1%
Bank of America Corp.                                 767,700        41,340,645
BB&T Corp.                                             61,600         2,649,416
Comerica, Inc.                                         98,400         5,731,800
Huntington Bancshares, Inc.                           235,500         5,725,005
Keycorp                                               115,600         4,173,160
Mellon Financial Corp.                                142,000         5,712,660
National City Corp.                                   220,400         7,956,440
Regions Financial Corp.                                40,700         1,491,655
SunTrust Banks, Inc.                                   42,300         3,453,795
US Bancorp                                            261,900         8,810,316
Wachovia Corp.                                        180,600         9,786,714
Wells Fargo & Co.                                     164,400         5,793,456
                                                                  -------------
                                                                    102,625,062

Miscellaneous Financial-4.0%
Goldman Sachs Group, Inc.                              13,900         2,707,720
Lehman Brothers Holdings, Inc.                         34,500         2,541,615
MBIA, Inc.                                            104,900         7,306,285
Merrill Lynch & Co., Inc.                             201,900        17,652,117
MGIC Investment Corp.                                 105,700         6,126,372
Morgan Stanley                                         78,800         6,001,408
Waddell & Reed Financial, Inc.-Class A                 96,900         2,415,717
                                                                  -------------
                                                                     44,751,234

Multi-Line Insurance-3.1%
American International Group, Inc.                    385,300        27,094,296
Hartford Financial Services Group, Inc.                98,700         8,464,512
                                                                  -------------
                                                                     35,558,808


ALLIANCEBERNSTEIN VALUE FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Property - Casualty Insurance-3.4%
ACE, Ltd.                                              49,600    $    2,819,264
Allstate Corp.                                         43,900         2,786,772
Chubb Corp.                                           103,200         5,341,632
Old Republic International Corp.                      273,000         6,156,150
PartnerRe, Ltd.                                        16,000         1,115,520
RenaissanceRe Holdings, Ltd.                           74,800         4,404,224
The St Paul Travelers Cos, Inc.                       205,185        10,630,635
XL Capital Ltd.-Class A                                68,200         4,850,384
                                                                  -------------
                                                                     38,104,581

Savings and Loan-3.6%
Astoria Financial Corp.                               107,000         3,199,300
Federal Home Loan Mortgage Corp.                      171,300        11,504,508
Federal National Mortgage Association                 250,400        14,280,312
Washington Mutual, Inc.                               268,400        11,723,712
                                                                  -------------
                                                                     40,707,832
                                                                  -------------
                                                                    379,261,910

Energy-12.7%
Gas Pipelines-0.1%
El Paso Corp.                                         105,515         1,540,519

Offshore Drilling-0.7%
ENSCO International, Inc.                               9,600           497,856
GlobalSantaFe Corp.                                   102,900         6,174,000
Rowan Cos., Inc.                                       36,600         1,318,332
                                                                  -------------
                                                                      7,990,188

Oils - Integrated Domestic-2.9%
ConocoPhillips                                        184,000        12,383,200
Marathon Oil Corp.                                    104,500         9,862,710
Occidental Petroleum Corp.                             92,600         4,661,484
Total SA (ADR)                                         79,900         5,709,654
                                                                  -------------
                                                                     32,617,048

Oils - Integrated International-9.0%
BP PLC (ADR)                                           72,200         4,915,376
Chevron Corp.                                         439,800        31,806,336
Exxon Mobil Corp.                                     835,500        64,174,755
                                                                  -------------
                                                                    100,896,467
                                                                  -------------
                                                                    143,044,222

Consumer Staples-10.9%
Beverages - Soft, Lite & Hard-0.3%
Molson Coors Brewing Co.-Class B                       35,700         2,537,556
PepsiCo, Inc.                                          16,700         1,034,899
                                                                  -------------
                                                                      3,572,455


10 o ALLIANCEBERNSTEIN VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.8%
Bunge Ltd.                                             35,700    $    2,516,850
ConAgra Foods, Inc.                                   149,400         3,839,580
General Mills, Inc.                                    65,700         3,675,915
Kellogg Co.                                           117,200         5,834,216
Kimberly-Clark Corp.                                   94,800         6,301,356
Kraft Foods, Inc.-Class A                              61,800         2,166,090
Sara Lee Corp.                                        395,300         6,554,074
                                                                  -------------
                                                                     30,888,081

Restaurants-1.2%
McDonald's Corp.                                      321,700        13,501,749

Retail Stores - Food-1.1%
Kroger Co.                                            275,400         5,910,084
Safeway, Inc.                                         222,100         6,842,901
                                                                  -------------
                                                                     12,752,985

Soaps-3.1%
Clorox Co.                                             70,000         4,480,000
Colgate-Palmolive Co.                                 101,100         6,576,555
Procter & Gamble Co.                                  376,100        23,615,319
                                                                  -------------
                                                                     34,671,874

Sugar Refiners-0.2%
Archer-Daniels-Midland Co.                             62,375         2,189,363

Tobacco-2.2%
Altria Group, Inc.                                    240,000        20,210,400
UST, Inc.                                              74,400         4,164,912
                                                                  -------------
                                                                     24,375,312
                                                                  -------------
                                                                    121,951,819

Utilities-9.5%
Electric Companies-2.5%
Alliant Energy Corp.                                   33,400         1,299,260
Constellation Energy Group, Inc.                       40,700         2,792,427
Dominion Resources, Inc.                              112,800         9,107,472
Entergy Corp.                                          83,900         7,661,748
Pinnacle West Capital Corp.                           114,600         5,654,364
Wisconsin Energy Corp.                                 23,800         1,113,364
                                                                  -------------
                                                                     27,628,635

Telephone-7.0%
American Tower Corp.-Class A(a)                       101,200         3,832,444
AT&T, Inc.                                            733,500        24,872,985
BellSouth Corp.                                       252,800        11,272,352
Crown Castle International Corp.(a)                   102,300         3,525,258
Embarq Corp.-Class W                                   22,820         1,174,089
Sprint Corp.                                          638,100        12,449,331
Verizon Communications, Inc.                          632,600        22,103,044
                                                                  -------------
                                                                     79,229,503
                                                                  -------------
                                                                    106,858,138


ALLIANCEBERNSTEIN VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-9.2%
Advertising-0.4%
Interpublic Group of Cos., Inc.(a)                    356,500    $    4,267,305

Drugs-5.1%
Eli Lilly & Co.                                        56,000         3,001,040
Merck & Co. Inc.                                      354,900        15,796,599
Pfizer, Inc.                                        1,393,600        38,310,064
                                                                  -------------
                                                                     57,107,703

Entertainment-2.1%
CBS Corp.-Class B                                     275,350         8,191,662
Time Warner, Inc.                                     577,600        11,632,864
Viacom, Inc.-Class B(a)                                70,600         2,648,206
Walt Disney Co.                                        34,000         1,123,700
                                                                  -------------
                                                                     23,596,432

Other Medical-0.3%
AmerisourceBergen Corp.-Class A                        76,000         3,495,240

Publishing - Newspapers-0.3%
Gannett Co. Inc.                                       57,700         3,434,304

Radio-TV Broadcasting-1.0%
Comcast Corp.-Class A(a)                              296,500        11,996,390
                                                                  -------------
                                                                    103,897,374

Capital Equipment-6.7%
Aerospace & Defense-0.6%
Boeing Co.                                             73,800         6,533,514

Auto Trucks - Parts-0.9%
Cummins, Inc.                                          45,700         5,480,344
Eaton Corp.                                            66,700         5,141,236
                                                                  -------------
                                                                     10,621,580

Defense-0.7%
Northrop Grumman Corp.                                109,641         7,338,272

Electrical Equipment-3.6%
Cooper Industries, Ltd.-Class A                        44,200         4,041,648
General Electric Co.                                1,021,500        36,038,520
                                                                  -------------
                                                                     40,080,168

Miscellaneous Capital Goods-0.9%
SPX Corp.                                              67,800         4,143,258
Textron, Inc.                                          67,000         6,529,150
                                                                  -------------
                                                                     10,672,408
                                                                  -------------
                                                                     75,245,942


12 o ALLIANCEBERNSTEIN VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-5.4%
Autos & Auto Parts OEMS-1.8%
American Axle & Manufacturing Holdings, Inc.           25,700    $      470,310
Autoliv, Inc.                                          93,000         5,450,730
BorgWarner, Inc.                                       55,500         3,207,900
DaimlerChrysler AG                                     95,000         5,536,600
Magna International, Inc.-Class A                      26,600         2,044,476
Toyota Motor Corp. (ADR)                               28,400         3,409,420
                                                                  -------------
                                                                     20,119,436

Broadcasting & Publishing-0.1%
Idearc, Inc.(a)                                        29,500           812,430

Househld - Appliances/durables-0.4%
Black & Decker Corp.                                   56,200         4,826,456

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                58,950         1,679,485

Retailers-2.2%
Dillard's, Inc.-Class A                                95,200         3,386,264
The Gap, Inc.                                         317,100         5,936,112
Limited Brands Inc.                                   188,900         5,986,241
Office Depot, Inc.(a)                                 170,300         6,447,558
Saks, Inc.                                            166,300         3,412,476
                                                                  -------------
                                                                     25,168,651

Textiles/Shoes - Apparel
  Manufacturing-0.6%
Jones Apparel Group, Inc.                             114,500         3,847,200
VF Corp.                                               33,700         2,641,743
                                                                  -------------
                                                                      6,488,943

Toys-0.2%
Mattel, Inc.                                           94,400         2,072,080
                                                                  -------------
                                                                     61,167,481

Technology-5.2%
Communication - Equipment
  Manufacturers-0.6%
Nokia OYJ (ADR)                                       238,900         4,830,558
Tellabs, Inc.(a)                                      194,300         1,950,772
                                                                  -------------
                                                                      6,781,330

Computer Services/Software-1.9%
Accenture Ltd.-Class A                                162,500         5,476,250
Ceridian Corp.(a)                                     116,900         2,865,219
Electronic Data Systems Corp.                         242,400         6,578,736
Microsoft Corp.                                       204,600         6,000,918
                                                                  -------------
                                                                     20,921,123


ALLIANCEBERNSTEIN VALUE FUND o 13


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer/Instrumentation-0.7%
Flextronics International Ltd.(a)                     282,100    $    3,173,625
Sanmina-SCI Corp.(a)                                  481,000         1,779,700
Solectron Corp.(a)                                    912,700         3,039,291
                                                                  -------------
                                                                      7,992,616

Computers-1.4%
Hewlett-Packard Co.                                   199,300         7,864,378
International Business Machines Corp.                  85,200         7,831,584
                                                                  -------------
                                                                     15,695,962

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                             63,500         2,016,760
Tech Data Corp.(a)                                     40,900         1,710,438
                                                                  -------------
                                                                      3,727,198

Semiconductors-0.3%
Agere Systems, Inc.-Class A(a)                        188,890         3,384,909
                                                                  -------------
                                                                     58,503,138

Industrial Commodities-3.3%
Chemicals-1.5%
Avery Dennison Corp.                                   81,800         5,519,046
EI Du Pont de Nemours & Co.                            65,500         3,073,915
Hercules, Inc.(a)                                      52,109           970,791
Lubrizol Corp.                                         70,600         3,342,204
PPG Industries, Inc.                                   56,900         3,658,670
                                                                  -------------
                                                                     16,564,626

Containers - Metal/Glass/Paper-0.9%
Crown Holdings, Inc.(a)                               207,000         4,264,200
Owens-Illinois, Inc.(a)                               159,900         3,022,110
Sonoco Products Co.                                    66,700         2,467,233
                                                                  -------------
                                                                      9,753,543

Paper-0.4%
Smurfit-Stone Container Corp.(a)                      316,700         3,398,191
Temple-Inland, Inc.                                    31,100         1,216,010
                                                                  -------------
                                                                      4,614,201

Steel-0.5%
Mittal Steel Co NV(a)                                 137,500         5,666,375
                                                                  -------------
                                                                     36,598,745

Services-1.4%
Railroads-1.4%
CSX Corp.                                             214,200         7,681,212
Norfolk Southern Corp.                                158,300         7,796,275
                                                                  -------------
                                                                     15,477,487

Total Common Stocks
  (cost $882,629,783)                                             1,102,006,256


14 o ALLIANCEBERNSTEIN VALUE FUND


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $18,121,000)                                  $18,121    $   18,121,000

Total Investments-99.6%
  (cost $900,750,783)                                             1,120,127,256
Other assets less liabilities-0.4%                                    3,936,029

Net Assets-100.0%                                                $1,124,063,285


(a)  Non-income producing security.

Glossary:
ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 15


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

Assets
Investments in securities, at value (cost $900,750,783)       $1,120,127,256
Cash                                                                 665,470
Receivable for shares of beneficial interest sold                  5,897,069
Dividends and interest receivable                                  3,164,664
Total assets                                                   1,129,854,459

Liabilities
Payable for shares of beneficial interest redeemed                 2,537,061
Payable for investment securities purchased                        1,495,492
Deferred dividend income                                             665,200
Advisory fee payable                                                 500,644
Distribution fee payable                                             207,454
Transfer Agent fee payable                                            96,565
Administrative fee payable                                            49,014
Accrued expenses                                                     239,744
Total liabilities                                                  5,791,174
Net Assets                                                    $1,124,063,285

Composition of Net Assets
Paid-in capital                                               $  854,546,385
Undistributed net investment income                               13,856,200
Accumulated net realized gain on investment transactions          36,284,227
Net unrealized appreciation of investments                       219,376,473
                                                             ----------------
                                                              $1,124,063,285


Net Asset Value Per Share--unlimited shares authorized, without par value


                                           Shares          Net Asset
Class               Net Assets          Outstanding          Value
-----------------------------------------------------------------------
A                  $314,824,452         21,496,931          $14.65*
B                  $153,835,829         10,536,121          $14.60
C                  $112,964,974          7,787,359          $14.51
Advisor            $390,461,815         26,472,900          $14.75
R                  $  1,983,460            135,870          $14.60
K                  $  1,651,180            113,193          $14.59
I                  $148,341,575         10,120,909          $14.66


* The maximum offering price per share for Class A shares was $15.30 which reflects a sales charge of 4.25%.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN VALUE FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Statement of Operations

Investment Income
Dividends (net of foreign taxes withheld
  of $51,843)                                  $ 22,331,069
Interest                                          1,014,867     $ 23,345,936

Expenses
Advisory fee                                      5,179,199
Distribution fee--Class A                           774,911
Distribution fee--Class B                         1,521,572
Distribution fee--Class C                         1,031,795
Distribution fee--Class R                             5,096
Distribution fee--Class K                             3,290
Transfer agency--Class A                            315,087
Transfer agency--Class B                            216,984
Transfer agency--Class C                            132,624
Transfer agency--Advisor Class                      394,216
Transfer agency--Class R                              2,519
Transfer agency--Class K                              1,710
Transfer agency--Class I                            123,173
Custodian                                           242,640
Registration fees                                   120,660
Administrative                                       92,760
Audit                                                54,384
Trustees' fees                                       40,398
Legal                                                29,657
Printing                                             25,299
Miscellaneous                                        27,753
Total expenses                                   10,335,727
Less: expenses waived by the Distributor
  (see Note C)                                   (1,065,100)
Less: expense offset arrangement
  (see Note B)                                      (20,789)
Net expenses                                                       9,249,838
Net investment income                                             14,096,098

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on
  investment transactions                                         36,556,512
Net change in unrealized
  appreciation/depreciation of
  investments                                                    111,783,699
Net gain on investment
  transactions                                                   148,340,211
Net Increase in Net Assets
  from Operations                                               $162,436,309


See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2006             2005
                                                --------------   --------------

Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   14,096,098   $   12,246,756
Net realized gain on investment
  transactions                                      36,556,512      139,639,301
Net change in unrealized
  appreciation/depreciation
  of investments                                   111,783,699      (73,265,055)
Net increase in net assets from
  operations                                       162,436,309       78,621,002

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (3,422,522)      (2,100,004)
  Class B                                           (1,199,442)        (760,158)
  Class C                                             (709,505)        (414,764)
  Advisor Class                                     (4,519,279)      (7,617,260)
  Class R                                               (9,611)          (6,893)
  Class K                                              (22,097)              -0-
  Class I                                             (722,676)              -0-
Net realized gain on investment
  transactions
  Class A                                          (12,223,295)      (3,482,904)
  Class B                                           (8,480,902)      (3,360,341)
  Class C                                           (5,398,406)      (1,832,930)
  Advisor Class                                    (13,635,756)     (10,244,885)
  Class R                                              (40,047)         (12,301)
  Class K                                              (59,265)              -0-
  Class I                                           (1,960,746)              -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                            220,460,683     (279,761,134)
Total increase (decrease)                          330,493,443     (230,972,572)

Net Assets
Beginning of period                                793,569,842    1,024,542,414
End of period (including undistributed
  net investment income of $13,856,200
  and $10,365,234, respectively)                $1,124,063,285   $  793,569,842


See notes to financial statements.


18 o ALLIANCEBERNSTEIN VALUE FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2006


NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price


ALLIANCEBERNSTEIN VALUE FUND o 19


at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.


20 o ALLIANCEBERNSTEIN VALUE FUND


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.


ALLIANCEBERNSTEIN VALUE FUND o 21


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and
2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2006, there were no expenses reimbursed by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2006, such fees amounted to $92,760.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $569,128 for the year ended November 30, 2006.

For the year ended November 30, 2006, the Fund's expenses were reduced by $20,789 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $18,199 from the sale of Class A shares and received $5,124, $81,475 and $6,719 in contingent deferred sales charges imposed upon


22 o ALLIANCEBERNSTEIN VALUE FUND


redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006, amounted to $253,042, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2006, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $1,065,100 for Class B shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $499,429, $812,072, $35,257 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                    $361,083,643     $173,041,354
U.S. government securities                                 -0-              -0-


ALLIANCEBERNSTEIN VALUE FUND o 23


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $900,750,783
Gross unrealized appreciation                                      $233,607,469
Gross unrealized depreciation                                       (14,230,996)
Net unrealized appreciation                                        $219,376,473

NOTE E
Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                                Shares                       Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            9,058,536     6,698,285    $121,003,067   $  85,299,090
Shares issued in
  reinvestment of
  of dividends and
  distributions        1,139,018       390,972      14,271,888       4,910,603
Shares converted
  from Class B           484,488       301,289       6,546,667       3,842,579
Shares redeemed       (6,558,698)   (4,821,413)    (86,739,719)    (61,423,020)
Net increase           4,123,344     2,569,133     $55,081,903   $  32,629,252

Class B
Shares sold            1,442,295     1,387,295    $ 19,279,614   $  17,438,185
Shares issued in
  reinvestment of
  of dividends and
  distributions          587,898       241,565       7,342,844       3,024,389
Shares converted
  to Class A            (485,871)     (303,460)     (6,546,667)     (3,842,579)
Shares redeemed       (3,252,696)   (3,656,838)    (43,035,994)    (46,239,621)
Net decrease          (1,708,374)   (2,331,438)   $(22,960,203)  $ (29,619,626)

Class C
Shares sold            1,223,716     1,372,421    $ 16,189,144   $  17,320,397
Shares issued in
  reinvestment of
  of dividends and
  distributions          333,747       120,459       4,168,492       1,508,142
Shares redeemed       (1,518,508)   (1,621,436)    (19,917,515)    (20,441,925)
Net increase
  (decrease)              38,955      (128,556)   $    440,121   $  (1,613,386)


24 o ALLIANCEBERNSTEIN VALUE FUND


                                Shares                       Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold           10,426,175    12,457,626    $138,621,128   $ 158,472,685
Shares issued in
  reinvestment of
  of dividends and
  distributions        1,382,640     1,396,391      17,393,620      17,608,491
Shares redeemed       (5,003,008)  (37,973,354)    (66,901,378)   (493,568,871)
Net increase
  (decrease)           6,805,807   (24,119,337)   $ 89,113,370   $(317,487,695)

Class R
Shares sold               92,611        22,756    $  1,273,899   $     290,145
Shares issued in
  reinvestment of
  of dividends and
  distributions            1,148           335          14,383           4,211
Shares redeemed          (15,110)      (18,514)       (200,271)       (238,824)
Net increase              78,649         4,577    $  1,088,011   $      55,532


                                      March 1,                       March 1,
                      Year Ended    2005(a) to     Year Ended       2005(a) to
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold               26,298        84,664    $    357,373   $   1,067,974
Shares issued in
  reinvestment of
  of dividends and
  distributions            6,464            -0-         80,609              -0-
Shares redeemed           (4,233)           -0-        (55,759)             -0-
Net increase              28,529        84,664    $    382,223   $   1,067,974

Class I
Shares sold            8,756,076     2,960,811    $116,375,731   $  37,690,375
Shares issued in
  reinvestment of
  of dividends and
  distributions          214,674            -0-      2,683,421              -0-
Shares redeemed       (1,618,645)     (192,007)    (21,743,894)     (2,483,560)
Net increase           7,352,105     2,768,804    $ 97,315,258   $  35,206,815


(a) Commencement of distribution.


ALLIANCEBERNSTEIN VALUE FUND o 25


NOTE F

Risk Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                            $13,650,445      $10,899,079
  Long-term capital gains                     38,753,104       18,933,361
Total taxable distributions                   52,403,549       29,832,440
Total distributions paid                     $52,403,549      $29,832,440


As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $15,231,509
Undistributed long term capital gains                            35,574,117
Unrealized appreciation/(depreciation)                          219,376,473
Total accumulated earnings/(deficit)                           $270,182,099(a)

(a) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of a special dividend from an investment.


26 o ALLIANCEBERNSTEIN VALUE FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN VALUE FUND o 27


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual alle-


28 o ALLIANCEBERNSTEIN VALUE FUND


gations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA


ALLIANCEBERNSTEIN VALUE FUND o 29


Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual


30 o ALLIANCEBERNSTEIN VALUE FUND


funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN VALUE FUND o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class A
                                      -------------------------------------------------------------------
                                                            Year Ended November 30,
                                      -------------------------------------------------------------------
                                          2006         2005          2004          2003          2002
                                      -----------  -----------  -------------   -----------   -----------
Net asset value,
  beginning of period                   $13.25       $12.63       $10.96          $ 9.44       $10.26

Income From Investment
  Operations
Net investment income(a)                   .21          .17          .14(b)(c)       .11          .10
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            2.09          .82         1.63            1.48         (.87)
Net increase (decrease) in
  net asset value from
  operations                              2.30          .99         1.77            1.59         (.77)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.20)        (.14)        (.10)           (.07)        (.05)
Distributions from
  net realized gain on
  investment transactions                 (.70)        (.23)          -0-             -0-          -0--
Total dividends and
  distributions                           (.90)        (.37)        (.10)           (.07)        (.05)
Net asset value, end of period          $14.65       $13.25       $12.63          $10.96       $ 9.44

Total Return
Total investment return based on
  net asset value(d)                     18.47%        8.04%       16.26%          16.93%       (7.56)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $314,824     $230,269     $187,004        $136,924      $95,295
Ratio to average net assets of:
  Expenses, net of waivers                1.04%(e)     1.16%        1.18%           1.45%        1.45%
  Expenses, before waivers                1.04%(e)     1.16%        1.32%           1.45%        1.45%
  Net investment income                   1.44%(e)     1.31%        1.17%(b)(c)     1.12%         .99%
Portfolio turnover rate                     19%          25%          27%             27%          11%


See footnote summary on page 38.


32 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class B
                                      ---------------------------------------------------------------------
                                                            Year Ended November 30,
                                      ---------------------------------------------------------------------
                                          2006            2005          2004          2003         2002
                                      -----------     -----------  --------------  -----------  -----------
Net asset value,
  beginning of period                   $13.12          $12.50       $10.86          $ 9.37       $10.22

Income From Investment
  Operations
Net investment income(a)                   .18(f)          .08(f)       .05(b)(c)       .04          .03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            2.10             .82         1.62            1.46         (.87)
Net increase (decrease) in
  net asset value from
  operations                              2.28             .90         1.67            1.50         (.84)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.10)           (.05)        (.03)           (.01)        (.01)
Distributions from
  net realized gain on
  investment transactions                 (.70)           (.23)          -0-             -0-          -0--
Total dividends and
  distributions                           (.80)           (.28)        (.03)           (.01)        (.01)
Net asset value, end of period          $14.60          $13.12       $12.50          $10.86       $ 9.37

Total Return
Total investment return based on
  net asset value(d)                     18.40%           7.34%       15.41%          16.03%       (8.22)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $153,836        $160,666     $182,244        $174,262     $146,704
Ratio to average net assets of:
  Expenses, net of waivers                1.06%(e)        1.82%        1.90%           2.18%        2.18%
  Expenses, before waivers                1.76%(e)        1.87%        2.04%           2.18%        2.18%
  Net investment income                   1.39%(e)(f)      .63%(f)      .43%(b)(c)      .39%         .27%
Portfolio turnover rate                     19%             25%          27%             27%          11%


See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class C
                                      ------------------------------------------------------------------
                                                            Year Ended November 30,
                                      ------------------------------------------------------------------
                                          2006         2005           2004         2003         2002
                                      -----------  -----------   -------------  -----------  -----------
Net asset value,
  beginning of period                   $13.12       $12.51       $10.86         $ 9.37       $10.21

Income From Investment
  Operations
Net investment income(a)                   .09          .08          .05(b)(c)      .04          .03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            2.09          .81         1.63           1.46         (.86)
Net increase (decrease) in
  net asset value from
  operations                              2.18          .89         1.68           1.50         (.83)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.09)        (.05)        (.03)          (.01)        (.01)
Distributions from
  net realized gain on
  investment transactions                 (.70)        (.23)          -0-            -0-          -0-
Total dividends and
  distributions                           (.79)        (.28)        (.03)          (.01)        (.01)
Net asset value, end of period          $14.51       $13.12       $12.51         $10.86       $ 9.37

Total Return
Total investment return based on
  net asset value(d)                     17.61%        7.26%       15.50%         16.03%       (8.13)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $112,965     $101,654      $98,512        $81,928      $61,459
Ratio to average net assets of:
  Expenses, net of waivers                1.74%(e)     1.86%        1.88%          2.16%        2.16%
  Expenses, before waivers                1.74%(e)     1.86%        2.03%          2.16%        2.16%
  Net investment income                    .72%(e)      .59%         .45%(b)(c)     .42%         .28%
Portfolio turnover rate                     19%          25%          27%            27%          11%


See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                Advisor Class
                                      ------------------------------------------------------------------
                                                           Year Ended November 30,
                                      ------------------------------------------------------------------
                                          2006         2005          2004         2003         2002
                                      -----------  -----------  -------------   -----------  -----------
Net asset value,
  beginning of period                   $13.34       $12.70       $11.01          $ 9.48       $10.29

Income From Investment
  Operations
Net investment income(a)                   .24          .20          .17(b)(c)       .14          .15
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            2.10          .84         1.65            1.48         (.90)
Net increase (decrease) in
  net asset value from
  operations                              2.34         1.04         1.82            1.62         (.75)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.23)        (.17)        (.13)           (.09)        (.06)
Distributions from
  net realized gain on
  investment transactions                 (.70)        (.23)          -0-             -0-          -0-
Total dividends and
  distributions                           (.93)        (.40)        (.13)           (.09)        (.06)
Net asset value, end of period          $14.75       $13.34       $12.70          $11.01       $ 9.48

Total Return
Total investment return based on
  net asset value(d)                     18.76%        8.41%       16.68%          17.28%       (7.30)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $390,462     $262,311     $556,117        $370,847     $232,335
Ratio to average net assets of:
  Expenses, net of waivers                 .74%(e)      .83%         .88%           1.15%        1.23%
  Expenses, before waivers                 .74%(e)      .83%        1.02%           1.15%        1.23%
  Net investment income                   1.76%(e)     1.54%        1.47%(b)(c)     1.42%        1.55%
Portfolio turnover rate                     19%          25%          27%             27%          11%


See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Class R
                                                 ---------------------------------------------------
                                                                                        November 3,
                                                                                        2003(g) to
                                                             November 30,                 November
                                                 ---------------------------------          30,
                                                   2006          2005       2004           2003
                                                 ---------    ---------  ---------      ------------
Net asset value, beginning of period              $13.23      $12.63     $10.95           $10.91

Income From Investment Operations
Net investment income(a)                             .16         .14        .12(b)(c)        .01
Net realized and unrealized gain on investment
  and foreign currency transactions                 2.08         .82       1.64              .03
Net increase in net asset value from
  operations                                        2.24         .96       1.76              .04

Less: Dividends and Distributions
Dividends from net investment income                (.17)       (.13)      (.08)              -0-
Distributions from net realized gain on
  investment transactions                           (.70)       (.23)        -0-              -0-
Total dividends and distributions                   (.87)       (.36)      (.08)              -0-
Net asset value, end of period                    $14.60      $13.23     $12.63           $10.95

Total Return
Total investment return based on net asset
  value(d)                                         18.01%       7.77%     16.11%             .37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $1,983        $757       $665              $10
Ratio to average net assets of:
  Expenses, net of waivers                          1.36%(e)    1.40%      1.40%            1.81%(h)
  Expenses, before waivers                          1.36%(e)    1.40%      1.54%            1.81%(h)
  Net investment income                             1.20%(e)    1.06%      1.07%(b)(c)      1.16%(h)
Portfolio turnover rate                               19%         25%        27%              27%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                            Class K
                                                    -----------------------
                                                                 March 1,
                                                   Year Ended,   2005(g) to
                                                   November 30,   November
                                                       2006       30, 2005
                                                    ----------   ----------
Net asset value, beginning of period                  $13.26       $12.84

Income From Investment Operations
Net investment income(a)                                 .20          .17
Net realized and unrealized gain on investment and
  foreign currency transactions                         2.09          .25
Net increase in net asset value from operations         2.29          .42

Less: Dividends and Distributions
Dividends from net investment income                    (.26)          -0-
Distributions from net realized gain
  on investment transactions                            (.70)          -0-
Total dividends and distributions                       (.96)          -0-
Net asset value, end of period                        $14.59       $13.26

Total Return
Total investment return based on net asset value(d)    18.51%        3.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,651       $1,123
Ratio to average net assets of:
  Expenses                                               .99%(e)     1.10%(h)
  Net investment income                                 1.50%(e)     2.93%(h)
Portfolio turnover rate                                   19%          25%


See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 37


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                          Class I
                                                   -----------------------
                                                                 March 1,
                                                  Year Ended,   2005(g) to
                                                  November 30,   November
                                                      2006       30, 2005
                                                   ----------   ----------
Net asset value, beginning of period                  $13.29        $12.84

Income From Investment Operations
Net investment income(a).                                .24           .16
Net realized and unrealized gain on investment and
  foreign currency transactions                         2.09           .29
Net increase in net asset value from operations         2.33           .45

Less: Dividends and Distributions
Dividends from net investment income                    (.26)           -0--
Distributions from net realized gain
  on investment transactions                            (.70)           -0-
Total dividends and distributions                       (.96)           -0-

Net asset value, end of period                        $14.66        $13.29
Total Return
Total investment return based on net asset value(d)    18.76%         3.51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $148,342       $36,790
Ratio to average net assets of:
  Expenses                                               .74%(e)       .83%(h)
  Net investment income                                 1.77%(e)      1.78%(h)
Portfolio turnover rate                                   19%           25%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived by the Adviser.

(c)  Net of fees and expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to cost of proxy solicitation.

(f)  Net of fees and expenses waived by the Distributor.

(g)  Commencement of distribution.

(h)  Annualized.


38 o ALLIANCEBERNSTEIN VALUE FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
January 22, 2007


ALLIANCEBERNSTEIN VALUE FUND o 39


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $10,605,132 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2006 qualifies for the corporate dividends received deduction.

In addition, the Fund designates $38,753,104 from dividends paid in the fiscal year ended November 30, 2006 as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


40 o ALLIANCEBERNSTEIN VALUE FUND


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marilyn G. Fedak(2), Senior Vice President
John Mahedy(2), Vice President
Christopher Marx(2), Vice President
John D. Phillips(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Value Investment Policy Group. Ms. Fedak and Messrs. Mahedy, Marx and Phillips are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN VALUE FUND o 41


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                                                 PORTFOLIOS
                                                                                  IN FUND              OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX           TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE             TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

William H. Foulk, Jr., #             Investment adviser and an                      110                    None
74                                   independent consultant. He
(2001)                               was formerly Senior Manager
                                     of Barrett Associates, Inc., a
                                     registered investment adviser,
                                     with which he had been associ-
                                     ated since prior to 2002. He was
                                     formerly Deputy Comptroller and
                                     Chief Investment Officer of the
                                     State of New York and, prior thereto,
                                     Chief Investment Officer of the
                                     New York Bank for Savings.

David H. Dievler, #                  Independent Consultant. Until                  109                    None
77                                   December 1994 he was Senior
(2001)                               Vice President of AllianceBernstein
                                     Corporation ("AB Corp.") (formerly
                                     Alliance Capital Management
                                     Corporation) responsible for mutual
                                     fund administration. Prior to
                                     joining AB Corp. in 1984, he was
                                     Chief Financial Officer of Eberstadt
                                     Asset Management since 1968. Prior to
                                     that, he was Senior Manager at Price
                                     Waterhouse & Co. Member of American
                                     Institute of Certified Public Accountants
                                     since 1953.

John H. Dobkin, #                    Consultant. Formerly President                 108                    None
64                                   of Save Venice, Inc. (preservation
(2001)                               organization) from 2001-2002,
                                     Senior Advisor from June 1999
                                     -June 2000 and President
                                     of Historic Hudson Valley
                                     (historic preservation) from
                                     December 1989-May 1999.
                                     Previously, Director of the National
                                     Academy of Design and during 1988-1992,
                                     Director and Chairman of the Audit
                                     Committee of AB Corp. (formerly Alliance
                                     Capital Management Corporation).


42 o ALLIANCEBERNSTEIN VALUE FUND


                                                                                 PORTFOLIOS
                                                                                  IN FUND              OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX           TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE             TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

Michael J. Downey, #                 Consultant since January 2004.                 108            Asia Pacific
63                                   Formerly managing partner of                                   Fund, Inc.
(2005)                               Lexington Capital, LLC (investment                              and The
                                     advisory firm) from December 1997                              Merger Fund
                                     until December 2003. Prior thereto,
                                     Chairman and CEO of Prudential
                                     Mutual Fund Management
                                     from 1987 until 1993.

D. James Guzy, #                     Chairman of the Board of PLX                   108         Intel Corporation
70                                   Technology (semi-conductors) and                           (semi-conductors);
(2005)                               of SRC Computers Inc., with which                              Cirrus Logic
                                     he has been associated since prior                              Corporation
                                     to 2002. He is also President of                            (semi-conductors);
                                     the Arbor Company (private family                              and the Davis
                                     investments).                                               Selected Advisors
                                                                                                  Group of Mutual
                                                                                                       Funds

Nancy P. Jacklin, #                  Formerly U.S. Executive Director               108                  None
58                                   of the International Monetary Fund
(2006)                               (December 2002-May 2006);
                                     Partner, Clifford Chance (1992-
                                     2002); Senior Counsel, International
                                     Banking and Finance, and
                                     Associate General Counsel,
                                     Citicorp (1985-1992); Assistant
                                     General Counsel (International),
                                     Federal Reserve Board of Governors
                                     (1982-1985); and Attorney Advisor,
                                     U.S. Department of the Treasury (1973-1982).
                                     Member of the Bar of the District of
                                     Columbia and of New York; and member of
                                     the Council on Foreign Relations.

Marshall C. Turner, Jr., #           Principal of Turner Venture                    108              The George
65                                   Associates (venture capital and                                    Lucas
(2005)                               consulting) since prior to 2002.                                Educational
                                     From 2003 until May 31, 2006,                                 Foundation and
                                     he was CEO of Toppan Photomasks,                                 National
                                     Inc., Austin, Texas (semi-conductor                           Datacast, Inc.
                                     manufacturing services).


ALLIANCEBERNSTEIN VALUE FUND o 43


                                                                                 PORTFOLIOS
                                                                                  IN FUND              OTHER
   NAME, ADDRESS,*                           PRINCIPAL                            COMPLEX           TRUSTEESHIP
        AGE,                                OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                      TRUSTEE             TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

Earl D. Weiner, #                    Of Counsel, and Partner from                   107                 None
67                                   1976-2006, of the law firm
(2007)                               Sullivan & Cromwell LLP,
                                     specializing in investment
                                     management, corporate and
                                     securities law.

INTERESTED TRUSTEE

Marc O. Mayer, ++                    Executive Vice President of the                108            SCB Partners,
1345 Avenue of the                   Adviser since 2001 and Executive                                Inc. and
Americas                             Managing Director of                                            SCB Inc.
New York, NY 10105                   AllianceBernstein Investments, Inc.
49                                   ("ABI") since 2003; prior thereto
(2003)                               he was head of AllianceBernstein
                                     Institutional Investments, a unit of
                                     the Adviser, from 2001-2003. Prior
                                     thereto, Chief Executive Officer of
                                     Sanford C. Bernstein & Co., LLC
                                     (institutional research and brokerage
                                     arm of Bernstein & Co. LLC) ("SCB & Co.")
                                     and its predecessor since prior to 2002.


* The address for each of the Fund's Disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Trustees.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.


44 o ALLIANCEBERNSTEIN VALUE FUND


Officers of The Trust

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                        President and Chief            See biography above.
49                                   Executive Officer

Philip L. Kirstein                   Senior Vice President          Senior Vice President and Independent
61                                   and Independent                Compliance Officer of the
                                     Compliance Officer             AllianceBernstein Funds, with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, LP since prior
                                                                    to 2002 until March 2003.

Marilyn G. Fedak                     Senior Vice President          Executive Vice President of the
60                                                                  Adviser**, with which she has been
                                                                    associated since prior to 2002, Co-
                                                                    Chief Investment Officer of U.S. Value
                                                                    Equities and Head of Sanford C.
                                                                    Bernstein & Co., Inc.'s Value Equities
                                                                    Business.

John Mahedy                          Vice President                 Senior Vice President of the Adviser**,
43                                                                  with which he has been associated
                                                                    since prior to 2002, Co-Chief
                                                                    Investment Officer of U.S. Value
                                                                    Equities since 2003 and Director of
                                                                    Research for US Value Equities since
                                                                    prior to 2002.

Christopher Marx                     Vice President                 Senior Vice President of the Adviser**,
39                                                                  with which he has been associated
                                                                    since prior to 2002.

John D. Phillips                     Vice President                 Senior Vice President of the Adviser**,
59                                                                  with which he has been associated
                                                                    since prior to 2002.

Emilie D. Wrapp                      Secretary                      Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2002.


ALLIANCEBERNSTEIN VALUE FUND o 45



  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo                   Treasurer and Chief            Senior Vice President of ABIS**, with
47                                   Financial Officer              which he has been associated since
                                                                    prior to 2002.

Vincent S. Noto                      Controller                     Vice President of ABIS**, with which
42                                                                  he has been associated since prior to
                                                                    2002.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


46 o ALLIANCEBERNSTEIN VALUE FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in two private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN VALUE FUND o 47


2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by



48 o ALLIANCEBERNSTEIN VALUE FUND


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.


Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Trust.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other


ALLIANCEBERNSTEIN VALUE FUND o 49


developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.


Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


50 o ALLIANCEBERNSTEIN VALUE FUND


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.


Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 90 to 68 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1-year period and 4th quintile in the 3-year period, and in the Performance Universe comparison the Fund was in the 4th quintile in the 1- and 3-year periods. The comparative information showed that the Fund underperformed the Index in the 1- and 3-year


ALLIANCEBERNSTEIN VALUE FUND o 51


periods and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.


Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees had previously reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its


52 o ALLIANCEBERNSTEIN VALUE FUND


shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.


Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are


ALLIANCEBERNSTEIN VALUE FUND o 53


economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


54 o ALLIANCEBERNSTEIN VALUE FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


1   It should be noted that the information in the fee summary was completed on
June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN VALUE FUND o 55


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                 Net Assets          Advisory Fee
                  02/28/06      Based on % of Average
Category         (million)        Daily Net Assets                  Fund
-------------------------------------------------------------------------------
Value             $852.7      55 bp on 1st $2.5 billion      Value Fund
                              45 bp on next $2.5 billion
                              40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          As a % of Average
Fund                                        Amount         Daily Net Assets
-------------------------------------------------------------------------------
Value Fund                                 $88,000               0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                     Expense Cap Pursuant to       Gross
                        Expense Limitation        Expense         Fiscal
Fund                       Undertaking             Ratio         Year End
-------------------------------------------------------------------------------
Value Fund             Class A       2.50%         1.16%        November 30
                       Class B       3.20%         1.87%
                       Class C       3.20%         1.86%
                       Class R       2.70%         1.40%
                       Class K       2.45%         1.10%
                       Class I       2.20%         0.83%
                       Adv. Class    2.20%         0.83%


3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


56 o ALLIANCEBERNSTEIN VALUE FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN VALUE FUND o 57


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets    AllianceBernstein ("AB")   Effective    Fund
                    02/28/06     Institutional ("Inst.")    AB Inst.   Advisory
Fund                 ($MIL)            Fee Schedule         Adv. Fee    Fee(4)
-------------------------------------------------------------------------------
Value Fund           $852.7    Diversified Value             0.284%     0.550%
                               65 bp on 1st $25 million
                               50 bp on next $25 million
                               40 bp on next $50 million
                               30 bp on next $100 million
                               25 bp on the balance
                               Minimum Account Size: $2 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                      AVPS Portfolio                 Fee Schedule
-----------------------------------------------------------------------------
Value Fund                Value Portfolio           55 bp on 1st $2.5 billion
                                                    45 bp on next $2.5 billion
                                                    40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                               Fee
-----------------------------------------------------------------------------
Equity Value                                                      1.50%


4 Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

5 The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.


58 o ALLIANCEBERNSTEIN VALUE FUND


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund             Sub-advised Fund                       Fee Schedule
------------------------------------------------------------------------------
Value Fund       Client # 1                     0.25% for first $500 million
                                                0.20% thereafter

                 Client # 2(6)                  0.50% on first $1 billion
                                                0.40% on next $1 billion
                                                0.30% on next $1 billion
                                                0.20% thereafter

                 Client # 3                     0.23% on first $300 million
                                                0.20% thereafter

                 Client # 4                     0.27% on first $300 million
                                                0.16% on next $700 million
                                                0.13% thereafter

                 Client # 5                     0.20%

                 Client # 6                     Base fee of
                                                0.15% on first $1 billion
                                                0.14% on next $2 billion
                                                0.12% on next $2 billion
                                                0.10% thereafter
                                                +/- Performance Fee(7)

                 Client # 7                     0.60% on first $10 million
                                                0.50% on next $15 million
                                                0.40% on next $25 million
                                                0.30% on next $50 million
                                                0.25% on next $50 million
                                                0.225% on next $50 million
                                                0.20% thereafter
                                                0.47% on first $50 million for
                                                first six months

                 Client # 8                     0.60% on first $10 million
                                                0.50% on next $15 million
                                                0.40% on next $25 million
                                                0.30% on next $50 million
                                                0.25% on next $50 million
                                                0.225% on next $50 million
                                                0.175% on next $50 million
                                                0.15% thereafter


6  This is the fee schedule of a fund managed by an affiliate of the Adviser.

7 The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.15%.


ALLIANCEBERNSTEIN VALUE FUND o 59


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                 Effective         Lipper
                                Management         Group
Fund                              Fee(9)          Median            Rank
-------------------------------------------------------------------------------
Value Fund                         0.550            0.760             1/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a


8 The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

9 The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

10 Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

11 Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


60 o ALLIANCEBERNSTEIN VALUE FUND


Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below.

                        Expense      Lipper      Lipper     Lipper      Lipper
                         Ratio       Group       Group     Universe    Universe
Fund                    (%)(12)    Median (%)     Rank    Median (%)     Rank
-------------------------------------------------------------------------------
Value Fund               1.157       1.249         4/12     1.328         9/66

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


12  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN VALUE FUND o 61


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Value Fund                                                       $20,554

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                             12b-1 Fees           CDSC
Fund                                          Received          Received
-------------------------------------------------------------------------------
Value Fund                                    $3,368,946         $179,487

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                             ABIS Fee(14)
-------------------------------------------------------------------------------
Value Fund                                                       $1,198,428


13 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

14 The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


62 o ALLIANCEBERNSTEIN VALUE FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


ALLIANCEBERNSTEIN VALUE FUND o 63


The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(15) relative to its Lipper Performance Group(16) and Lipper Performance Universe(17) for the periods ended December 31, 2005:

Value Fund                                Group            Universe
-------------------------------------------------------------------------------
  1 year                                  6/12              58/90
  3 year                                  7/11              49/68

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold (18) versus its benchmark:(19)

                                       Periods Ending December 31, 2005
                                            Annualized Performance
-------------------------------------------------------------------------------
                                     1                3              Since
Fund                                Year             Year          Inception
-------------------------------------------------------------------------------
Value Fund                         5.45             15.52             7.33
Russell 1000 Value Index           7.05             17.49             6.91


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: July 17, 2006


15  The performance rankings are for the Class A shares of the Fund.

16  The Lipper Performance Group is identical to the Lipper Expense Group.

17 For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

18  The performance returns shown are for the Class A shares of the Fund.

19 The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


64 o ALLIANCEBERNSTEIN VALUE FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN VALUE FUND o 65


ALLIANCEBERNSTEIN VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


VAL-0151-1106



ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                                      Audit-Related
                                                        Audit Fees         Fees         Tax Fees
                                                        ----------    -------------     --------
AllianceBernstein Global Value Fund             2005     $32,000          $3,417         $17,491
                                                2006     $34,500          $4,864         $17,855
AllianceBernstein International Value Fund      2005     $39,000          $3,662         $16,491
                                                2006     $41,000          $5,092         $16,856
AllianceBernstein Small-Mid Cap Value Fund      2005     $32,000          $3,417         $14,692
                                                2006     $34,500          $4,864         $16,006
AllianceBernstein Value Fund                    2005     $32,000          $3,417         $14,692
                                                2006     $34,500          $4,864         $16,006

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                         Total Amount of
                                                                                        Foregoing Column
                                                                                       Pre-approved by the
                                                               All Fees for              Audit Committee
                                                            Non-Audit Services        (Portion Comprised of
                                                             Provided to the           Audit Related Fees)
                                                          Portfolio, the Adviser      (Portion Comprised of
                                                          and Service Affiliates            Tax Fees)
                                                          ----------------------      ---------------------
AllianceBernstein Global Value Fund               2005             $899,904                 [$188,611]
                                                                                            ($171,120)
                                                                                            ( $17,491)
                                                  2006           $1,054,041                 [$154,234]
                                                                                            ($136,379)
                                                                                            ( $17,855)
AllianceBernstein International Value Fund        2005             $899,149                 [$187,856]
                                                                                            ($171,365)
                                                                                            ( $16,491)
                                                  2006           $1,053,269                 [$153,463]
                                                                                            ($136,607)
                                                                                            ( $16,856)
AllianceBernstein Small-Mid Cap Value Fund        2005             $897,105                 [$185,812]
                                                                                            ($171,120)
                                                                                            ( $14,692)
                                                  2006           $1,052,192                 [$152,385]
                                                                                            ($136,379)
                                                                                            ( $16,006)
AllianceBernstein Value Fund                      2005             $897,105                 [$185,812]
                                                                                            ($171,120)
                                                                                            ( $14,692)
                                                  2006           $1,052,191                 [$152,385]
                                                                                            ($136,379)
                                                                                            ( $16,006)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.   DESCRIPTION OF EXHIBIT
     -----------   ----------------------
     12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

     12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Trust

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 29, 2007

By:   /s/ Joseph J. Mantineo
      -----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: January 29, 2007